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                                  AGREEMENT FOR



                         INFORMATION TECHNOLOGY SERVICES



                                     BETWEEN



                       AMERICAN AXLE & MANUFACTURING, INC.



                                       AND



                       ELECTRONIC DATA SYSTEMS CORPORATION



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TABLE OF CONTENTS

AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES.........................I

   ARTICLE I. RELATIONSHIP MANAGEMENT.................................1
   ARTICLE II. PERSONNEL..............................................1
   ARTICLE III. EDS SERVICES..........................................3
   ARTICLE IV. AAM'S ROLE.............................................4
   ARTICLE V. ADDITIONAL PROPERTY.....................................6
   ARTICLE VI. WARRANTIES AND ADDITIONAL COVENANTS....................6
   ARTICLE VII. PROPRIETARY RIGHTS....................................9
   ARTICLE VIII. DATA, CONFIDENTIALITY AND AUDIT RIGHTS..............11
   ARTICLE IX. PAYMENTS..............................................13
   ARTICLE X. DISPUTE ESCALATION, MEDIATION AND ARBITRATION..........19
   ARTICLE XI. TERMINATION...........................................21
   ARTICLE XII. INDEMNITIES AND LIABILITY............................23
   ARTICLE XIII. MISCELLANEOUS.......................................27

AGREEMENT............................................................30

SCHEDULES............................................................36

   SCHEDULE 3.2......................................................37
   SCHEDULE 3.3......................................................38
   SCHEDULE 3.4......................................................41
   SCHEDULE 9.1......................................................42
   SCHEDULE 13.8.....................................................44


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                  Agreement for Information Technology Services

This Agreement for Information Technology Services (the "Agreement"), dated as of March 1, 1998 (the "Effective Date"), is between American Axle & Manufacturing, Inc. a Delaware corporation ("AAM"), and Electronic Data Systems Corporation, a Delaware corporation ("EDS") (EDS and AAM may be referred to in this Agreement individually as a "Party" and together as the "Parties"). By way of background, this Agreement supersedes in its entirety the Agreement for Information Technology Services between AAM and EDS dated February 18, 1994, as amended February 5, 1996, which is no longer of any force or effect. Under this Agreement, AAM desires that EDS provide, and EDS desires to provide, certain computer hardware and software operations and functions for various AAM facilities in the United States. This Agreement documents the terms and conditions under which AAM agrees to purchase, and EDS agrees to provide, such services.


Article I.  Relationship Management

1.1 EDS Account Executive. During the term of this Agreement, EDS will provide an individual who will be dedicated to AAM's account and who will maintain an office at AAM's facilities located in Detroit, Michigan (the "EDS Account Executive"). The EDS Account Executive (a) will be reasonably acceptable to AAM, (b) will be the primary contact for AAM in dealing with EDS under this Agreement, (c) will have overall responsibility for managing and coordinating the delivery of the EDS Services, (d) will meet regularly with the AAM Representative, and (e) will have the power and authority to make decisions with respect to actions to be taken by EDS in the ordinary course of day-to-day management of AAM's account in accordance with this Agreement.

1.2 AAM Representative. During the term of this Agreement, AAM will designate a senior level individual who will be authorized to act as AAM's primary contact for EDS in dealing with AAM under this Agreement and who will have the power and authority to make decisions with respect to actions to be taken by AAM under this Agreement (the "AAM Representative"). The AAM Representative may designate a reasonable number of additional AAM employees to be points of contact for EDS with respect to particular matters of expertise relating to this Agreement. These additional AAM employees will be identified in writing by AAM to EDS and will have authority to review/approve project invoices per
         Section 9.8.


Article II.  Personnel

2.1 Use and Replacement of Personnel. In the event that AAM is dissatisfied for any reason with any EDS personnel providing the Services, AAM will give written notice of such dissatisfaction and the specific reasons for such dissatisfaction. EDS will have 30 days from the receipt of such notice in which to remedy such problem to the reasonable satisfaction of AAM. In the event that AAM remains dissatisfied (in

         AAM's reasonable discretion) with the EDS personnel in question after such 30-day period, EDS will promptly replace that EDS person. EDS will use commercially reasonable efforts to maintain an account team providing the

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         Services which is knowledgeable about AAM's business and the systems to which the Services relate.

2.2 Use of Subcontractors. Subject to the other provisions of this Section 2.2, EDS may subcontract any portion of the Services to third parties, including to EDS affiliates. EDS will not disclose any confidential information of AAM to any unaffiliated subcontractor unless and until such subcontractor has agreed in writing to protect the confidentiality of such confidential information in a manner that is no less restrictive than that required of EDS under Section 8.3 and then only to the extent necessary for such subcontractor to perform those Services subcontracted to it. EDS will remain responsible for the obligations performed by any of its subcontractors to the same extent as if such obligations were performed by EDS employees. Use of subcontractors by EDS will not cause EDS charges to exceed those set forth in Schedule 9.1.

2.3 Hiring of Employees. During the term of this Agreement and for a period of 12 months thereafter, neither Party will solicit, directly or indirectly, for employment or employ any employee of the other Party who is or was actively involved in the performance, consumption or evaluation of the Services without the prior written consent of the other. Notwithstanding the foregoing, the Parties acknowledge and agree that this Agreement will not prohibit (a) any executive search or similar business controlled by EDS or by any of its affiliates from engaging in its business in the ordinary course in a manner consistent with past practices on behalf of clients other than EDS, (b) solicitations through advertising or other publications of general circulation or (c) the hiring of any employee of a Party who contacts the other Party without such other Party having solicited such employee.

2.4 Personnel. At the request of AAM, the AAM vice president of MIS and the EDS vice president of operations shall meet to discuss Service Levels and related personnel headcount requirements. Based on such discussions, the Parties may mutually agree to revised EDS personnel headcount and its resulting impact on pricing, Services and associated Service Levels. If, following such discussions, the Parties do not reach agreement, AAM may, in its sole discretion and upon thirty (30) days written notice to EDS, direct EDS to reduce the EDS personnel headcount and specific related Service Levels. EDS shall retain the right to determine the identity of the personnel to be reduced. Thereafter, the Monthly Charges in Schedule 9.1 shall be reduced by the appropriate monthly charge for the EDS personnel so reduced. However, if, despite the exercise of commercially reasonable efforts, EDS is unable to reassign any of the reduced personnel within thirty (30) days, AAM will be responsible for one-half (1/2) the monthly charge for such unplaced personnel for an additional thirty (30) days, during which time such unplaced personnel will not be performing Services. The Parties shall agree in writing on appropriate adjustments to the scope of Services and associated Service Levels resulting from the reduction of EDS personnel. Unless and until they so agree, any degradation in performance resulting from an EDS personnel headcount reduction directed by AAM under this Section 2.4 will not constitute a failure by EDS to perform the Services or meet the Service Levels. AAM shall not, during the remainder of the term of the Agreement, utilize any internal or third-party personnel to perform any Services substantially similar to the Services performed by the EDS personnel reduced under this
         Section 2.4.

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Article III.  EDS Services

3.1 Term; Renewal. Unless terminated earlier in accordance with the provisions of this Agreement, including but not limited to termination by AAM as set forth in Section 11.4, the term of this Agreement will commence on the Effective Date and will expire on February 28, 2001 (the "Expiration Date"). Thereafter, the term of this Agreement may be extended by mutual written agreement of the Parties.

3.2 EDS Services. During the term of this Agreement, EDS will provide to AAM, and AAM will obtain from EDS, the services described in the Statement of Work ("SOW") at Schedule 3.2 (the "EDS Services"). As more fully set forth in Schedule 3.2, the EDS Services generally will consist of operation and support of AAM's client server-based information technology systems at the following AAM locations: Detroit Axle and Corporate (Detroit, Michigan), Detroit Forge (Detroit, Michigan), Buffalo Axle (Buffalo, New York), Tonawanda Forge (Tonawanda, New York), Technology Center (Rochester Hills, Michigan), and Three Rivers (Three Rivers, Michigan). The EDS Services, and any Additional Services are collectively referred to in this Agreement as the "Services".

3.3 Telecommunications Services. Following the Effective Date, EDS will provide to AAM, and AAM will obtain from EDS, its requirements for the services set forth in Schedule 3.3 in accordance with the responsibilities and assumptions set forth therein (the
         "Telecommunications Services").

3.4 Service Levels. During the term of this Agreement, EDS will meet the service levels and service metrics set forth in Schedule 3.2 ("the "Service Levels"). Within ninety (90) days of the Effective Date, EDS and AAM may jointly develop additional Service Levels applicable to the EDS Services which shall be incorporated into this Agreement as
         Schedule 3.4.


3.5 Procedures. EDS and AAM will jointly implement and utilize written change control procedures, approval procedures and software development methodologies in connection with the performance of their respective obligations under this Agreement. The Parties may modify or supersede such change control procedures and approval procedures by mutual written agreement. EDS may modify or replace such development methodologies at any time after consulting with the AAM Representative, except that such modified or replacement methodologies may not increase or otherwise alter in any material respect AAM's obligations under this Agreement without the prior written consent of AAM.

3.6      Additional Services

         (a) From EDS. In addition to the EDS Services, EDS will provide to AAM such other information technology services as AAM may reasonably request in writing from time to time during the term of this Agreement via the Customer Service Request ("CSR") process and with respect to which the Parties have reached an agreement regarding the nature and scope of such services, the period of time during which such services will be provided and the basis upon which EDS will be compensated therefor (the "Additional Services"). Such agreement with respect to any Additional Services will be set forth in a written letter agreement which will contain the following information, as applicable: (i) a reference to this Agreement, which reference will be deemed to incorporate all of

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              the provisions of this Agreement; (ii) the date as of which the provisions of the letter will become effective and, if applicable, the term or period of time during which the services or resources referenced therein will be provided; (iii) a description of the services or resources to be provided by EDS pursuant to the letter and any performance standards applicable to such services or resources; (iv) a description of AAM's responsibilities relating to the letter, including any facilities, hardware, software or other support that will be required; (v) the amounts payable for the services or resources provided pursuant to the letter and the schedule on which such amounts will be invoiced; and (vi) any additional provisions applicable to the services or resources to be provided pursuant to the letter that are not otherwise set forth in this Agreement or that are exceptions to the provisions set forth in this Agreement.

         (b) From Third Parties. Nothing in this Section 3.6 or elsewhere in this Agreement will be deemed to limit AAM's right to solicit or use providers other than EDS (including any AAM in-house capabilities) to render information technology services that are in addition to, or outside the scope of, the EDS Services. AAM agrees that if it uses a third party to perform services related to its information technology needs, AAM will use commercially reasonable efforts to ensure that such services will not affect the ability of, or cost to, EDS to perform its obligations under this Agreement, and EDS agrees to reasonably cooperate with any such third party. As a condition to any such cooperation, the third party must agree in writing to the security and confidentiality obligations and procedures reasonably required by EDS. AAM will keep EDS apprised of any material changes to AAM's information technology environment that are made by AAM or any third party. EDS will not be responsible or penalized for any adverse impact on AAM, the Services or the Service Levels resulting from the acts or omissions of AAM or a third party, but will use commercially reasonable efforts to mitigate it.

3.7 Reliance on Instructions. In performing its obligations under this Agreement, EDS will be entitled to rely upon any routine instructions or information provided to EDS by the AAM Representative or, as to areas of competency specifically identified by the AAM Representative, by any other AAM personnel identified by the AAM Representative, from time to time, as having authority to provide the same on behalf of AAM in such person's area of competency. Unless EDS knew of any error, incorrectness or inaccuracy in such instructions or information, EDS will incur no liability or responsibility of any kind in relying on or complying with any such instructions or information.


Article IV.  AAM's Role

4.1 AAM's Role. During the term of this Agreement and in connection with EDS' performance of its obligations hereunder, AAM will, at its own cost and expense, have the obligations to EDS, and retain the responsibilities, described below and in the SOW, Schedule 3.2.

         (a) Facilities. AAM will provide to EDS at each AAM facility at which Services are provided the following items that AAM currently provides to its employees: space, parking, office furnishings, janitorial service, computer hardware, computer software, voice communication services, data communication services, utilities (including heat

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              and air conditioning), office-related equipment (telephones, file cabinets, desks), supplies, access to duplicating and facsimile equipment and services, and premises security services in such facilities as are required in connection with the proper performance of the Services provided by EDS. AAM will give EDS access to such facilities 24 hours a day, seven days a week. AAM will provide the AAM facilities and other items described in this
              Section 4.1(a) in a manner such that they (i) are kept free of health and safety hazards, and (ii) comply with and will be maintained in compliance with all applicable laws.


         (b) Hardware, Software, and Third Party Agreements. AAM will provide, or cause to be provided, to EDS Access to the following items throughout the Term of this Agreement at each AAM site as reasonably required by EDS to perform the Services: (1) owned or leased items of AAM hardware and related equipment (including servers, personal computers, terminals, printers, remote job entry workstations and similar equipment), as well as telecommunications lines and equipment (the "AAM Hardware"); (2) AAM Software [as defined in Section 7.1(c)] and AAM-Vendor Software [as defined in
              Section 7.1(d)]; (3) maintenance or other agreements between AAM and third parties relating to the AAM Hardware, the AAM Software, or the AAM-Vendor Software ("Third-Party Agreements"); and (4) such other items of additional property in accordance with Section
              5.1. The term "Access" means the enjoyment of physical and legal use and operation of the AAM Hardware, AAM Software, and AAM-Vendor Software, and the authority to act as AAM agent with respect to Third-Party Agreements, as required for EDS to perform the Services. EDS will assist AAM in determining whether AAM will need to obtain consents, licenses or other rights from AAM' vendors in order to provide such rights to Access to EDS. AAM, at its cost and expense, will be responsible for obtaining any consents, licenses or other rights or for finding an alternative solution in the event a vendor refuses consent. However, notwithstanding the foregoing, if for any reason (including but not limited to a determination that the costs and expenses associated with obtaining consents, licenses or other rights or for finding an alternative solution are unreasonable) AAM declines or is unable to provide to EDS the right to Access any AAM Hardware, AAM Software, AAM-Vendor Software, or any Third Party Agreement for any reason, EDS will be relieved of any obligation relating to the need to Access any such item in connection with the performance of its obligations under this Agreement, if EDS reasonably believes that such Access would cause EDS to violate the proprietary or other rights of any third party. Nothing herein will require EDS to violate the proprietary or other rights of any third party. The Parties agree to execute and deliver such instruments and documents as either Party may reasonably request to evidence or effect the transactions contemplated by this
              Article IV. The AAM Hardware, AAM Software, AAM-Vendor Software, and Third Party Agreements include, but are not limited to, the items set forth in Schedule 3.2 (including all Exhibits thereto) which is based upon information provided by AAM to EDS as of the Effective Date.

         (c) Other Resources. To enable EDS to perform the Services, AAM will make available, as applicable and as reasonably requested by EDS, timely management decisions and information.


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Article V. Additional Property

5.1 Additional Items of Property. If any additional items of property, whether in the form of equipment, software or otherwise, are required by EDS to perform the Services or otherwise to meet its obligations hereunder, whether in addition to or in replacement of any then existing property, EDS will inform AAM and, with AAM's prior written consent, will obtain such additional items and will provide them to AAM at AAM's expense and on such other terms and conditions as the Parties mutually agree. If AAM, on its own, decides to acquire any additional items of property for use in AAM's information technology environment, whether in addition to or in replacement of any then existing property, AAM will consult with EDS prior to acquiring such property. If AAM does not approve an acquisition proposed by EDS or does not obtain EDS' consent to AAM's own acquisition of property, EDS will not be responsible or penalized for any adverse impact on AAM, the Services or the Service Levels resulting therefrom, but will use commercially reasonable efforts to mitigate it. If EDS' responsibilities in connection with this Section 5.1 (such as site preparation, transportation, installation or maintenance) require resources in addition to those then being used to perform the EDS Services, such resources will be provided as Additional Services.

Article VI.  Warranties and Additional Covenants

6.1      Warranties and Additional Covenants

         (a) Performance. EDS represents and warrants that all Services will be performed in a professional and workmanlike manner.

         (b) AAM Information. AAM represents and warrants that the information furnished by AAM to EDS on which EDS based the description of the EDS Services and the charges to be paid by AAM therefor, as set forth in this Agreement, is accurate and complete in all material respects.

         (c) Viruses. Each Party will use commercially reasonable measures to screen any software provided or made available by it to the other Party hereunder for the purpose of avoiding the introduction of any "virus" or other computer software routine or hardware components which are designed (i) to permit access or use by third parties to the software of the other Party not authorized by this Agreement, (ii) to disable or damage hardware or damage, erase or delay access to software or data of the other Party or (iii) to perform any other similar actions.

         (d) Disabling Codes. EDS will not, without informing the AAM Representative, knowingly insert into the software used by it hereunder any code or other device which would have the effect of disabling, damaging, erasing, delaying or otherwise shutting down all or any portion of the Services or the hardware, software or data used in providing the Services. EDS will not invoke such code or other device at any time, including upon expiration or termination of this Agreement for any reason, without AAM's prior written consent.

         (e) Year 2000. The Parties acknowledge and agree that the Services do not include, and EDS will not be responsible for, any changes, modifications, updates or enhancements

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              to any software, systems, hardware and related equipment, data, interfaces or processes (collectively, "items") which may be necessary so that such items are Year 2000 Compliant. For purposes of this Agreement, the term "Year 2000 Compliant" means that such items (i) will operate and produce data before, on or after January 1, 2000 (including taking into effect that such year is a leap year), accurately and without delay, interruption or error relating to the fact that the time at which and the date on which such items are operating is on or after 12:00 a.m. on January 1, 2000, or (ii) will accept, calculate, process, maintain, write and output, accurately and without delay, interruption or error, any function referencing a time or date on or after 12:00 a.m. on January 1, 2000, or both, whether before, on or after 12:00 a.m. on January 1, 2000, and any time period determined or to be determined based on any such times or dates, or both. Any Year 2000 Compliant work desired by AAM from EDS will be provided as Additional Services. EDS will not be responsible or penalized for any adverse impact on AAM, the Services or the Service Levels resulting from any items of AAM or any third party not being Year 2000 Compliant or from any inaccuracies, delays, interruptions or errors as a result of receiving data in two digit year date or other formats that are not Year 2000 Compliant from other software, systems, hardware and related equipment or third parties or as a result of any changes made by AAM or any third party to the software being operated by EDS as part of the Services.

         (f) Pass-Through/Assignment of Warranties and Indemnities. EDS agrees that it will pass through or assign to AAM any rights it obtains under warranties and indemnities given by its third party subcontractors or suppliers in connection with any services, software, equipment or other products provided by EDS pursuant to this Agreement to the extent permitted by the applicable subcontractors or suppliers. If pass-through or assignable warranties and indemnities reasonably acceptable to AAM are not available from a particular subcontractor or supplier, EDS will discuss the matter with AAM prior to engaging the particular subcontractor or supplier, and the Parties will mutually determine to either accept the terms available from such subcontractor or supplier, in which case EDS will enforce the applicable warranty or indemnity on behalf of AAM as provided below, or deal with another vendor of comparable services, software, equipment or other products that will provide warranties and indemnities reasonably acceptable to AAM. In the event of a third party software or equipment nonconformance, EDS will coordinate with, and be the point of contact for resolution of the problem through, the applicable vendor and, upon becoming aware of a problem, will notify such vendor and will use commercially reasonable efforts to cause such vendor to promptly repair or replace the nonconforming item in accordance with such vendor's warranty. If any warranties or indemnities may not be passed through, EDS agrees that it will, upon the request of AAM, take reasonable action to enforce any applicable warranty or indemnity which is enforceable by EDS in its own name. However, EDS will have no obligation to resort to litigation or other formal dispute resolution procedures to enforce any such warranty or indemnity unless EDS chooses to do so and AAM agrees to reimburse EDS for all costs and expenses incurred in connection therewith, including reasonable attorneys' fees and expenses.

          (g) Software Development. For a period of 90 days following acceptance of any

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              Developed Software in accordance with the approval procedures adopted by the Parties pursuant to Section 3.4, EDS warrants that each item of Developed Software will conform in all material respects to the written technical specifications agreed to by the Parties in accordance with the software development methodologies adopted by the Parties pursuant to Section 3.4. As soon as reasonably practicable after discovery by AAM or EDS of a failure of the Developed Software to so conform, AAM or EDS, as applicable, will deliver to the other a statement and supporting documentation describing in reasonable detail the alleged nonconformance. If there is a material nonconformance that cannot be corrected within a reasonable period of time within the scope of the EDS Services, then EDS will use commercially reasonable efforts to provide a repair or work around to correct such nonconformance. The methods and techniques for correcting nonconformances and implementing corrections will be as mutually agreed between the Parties, except that EDS shall be relieved of its obligations to correct nonconformances and implement corrections until such time as the Parties mutually agree on such methods and techniques. Any disclosure by EDS to AAM of its methods and techniques shall be subject to Article VIII. The foregoing warranty will not extend to any nonconformances caused
              (i) by any change or modification to software without EDS' prior written consent or (ii) by AAM operating software otherwise than
              (x) in accordance with the applicable documentation, (y) for the purpose for which it was designed or (z) on hardware not recommended, supplied or approved in writing by EDS. Furthermore, if, after undertaking commercially reasonable efforts to remedy a breach by EDS of the foregoing warranty, EDS, in the exercise of its reasonable business judgment, determines that any repair, adjustment, modification or replacement is not feasible, or in the event software subsequent to all repairs, adjustments, modifications and replacements continues to fail to meet the foregoing warranty, EDS will credit or pay to AAM, in a manner and on a schedule agreed to by the Parties, an amount equal to the charges actually paid by AAM to EDS for the Developed Software that has failed to meet the foregoing warranty. Notwithstanding the other provisions of this Section 6.1(g), upon the written request of AAM, EDS will use commercially reasonable efforts to correct an alleged nonconformance for which EDS is not otherwise responsible hereunder because it is caused or contributed to by one of the factors listed above and, to the extent that such correction cannot be performed within the scope of the EDS Services, such correction will be paid for by AAM at EDS' then current commercial billing rates for the technical and programming personnel and other materials utilized by EDS.

6.2      Disclaimer of Warranties EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN
         SECTION 6.1, EDS MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY MATTER, INCLUDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, OR RESULTS TO BE DERIVED FROM THE USE, OF ANY INFORMATION TECHNOLOGY SERVICE, SOFTWARE, HARDWARE OR OTHER MATERIALS PROVIDED UNDER THIS AGREEMENT. EDS DOES NOT REPRESENT OR WARRANT THAT THE OPERATION OF ANY SOFTWARE WILL BE UNINTERRUPTED, ERROR-FREE OR YEAR 2000 COMPLIANT.

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Article VII.  Proprietary Rights

7.1      Software Definitions.  For purposes of this Agreement:

         (a) EDS Software. The term "EDS Software" means any Software that is owned by EDS (and not proprietary to any other party) and is operated by EDS in connection with the performance of the Services.

         (b) EDS-Vendor Software. The term "EDS-Vendor Software" means any Software that is proprietary to any party other than EDS or AAM and is licensed to EDS.

         (c) AAM Software. The term "AAM Software" means any Software that is owned by AAM (and not proprietary to any other party) and is operated by or on behalf of AAM and identified in Schedule 3.2.

         (d) AAM-Vendor Software. The term "AAM-Vendor Software" means any Software that is proprietary to any party other than AAM or EDS and is operated by or on behalf of AAM and identified in Schedule 3.2.

         (e) Developed Software. The term "Developed Software" means any Software that is developed and delivered by EDS under this Agreement, and paid for by AAM, (i) including (as between EDS and AAM) any Software Changes made by EDS to AAM Software or

              AAM-Vendor Software as part of the Services, but (ii) excluding
              (A) any Software Changes made by EDS to EDS Software or EDS-Vendor Software and (B) any EDS Software or EDS Development Tools that are used in developing, modifying or enhancing any Developed Software hereunder and become embedded in such Developed Software.

         (f) Software. The term "Software", as used in the terms that are defined in this Section 7.1, means computer programs, together with input and output formats, source and object codes, program listings, data models, flow charts, outlines, narrative descriptions, operating instructions and supporting documentation, and includes the tangible media upon which such programs and documentation are recorded, including all authorized reproductions, corrections, updates, new releases and new versions of such programs. Except as otherwise expressly provided in this Agreement, Software includes any enhancements, translations, modifications, updates, new releases and other changes (collectively, "Software Changes").

7.2 EDS Software. All EDS Software will be and remain EDS' property, and AAM will have no rights or interest therein. However, EDS will grant to AAM, as provided in Section 11.5, a perpetual (subject to compliance with the applicable license), royalty-free, nontransferable, nonexclusive license to use, after the Expiration Date or the effective date of termination by AAM, whichever is applicable, the object code form of any application software programs (including existing documentation) of the EDS Software (if any) then being used by EDS in performing the Services (other than those items of EDS Software being used at one or more EDS data centers as part of the Services) solely for the purpose of AAM (or the Third Party Provider assuming the obligations of EDS hereunder) performing the services previously performed by EDS hereunder (the "Licensed Programs"), subject to EDS and AAM entering into an agreement, in form and substance reasonably satisfactory to EDS and AAM, containing such terms and conditions as may be appropriate. Notwithstanding anything in this Agreement to the contrary, such license will not include the right to use any Software Changes with respect to the EDS Software other than those in use at the time the license is granted.

7.3 EDS-Vendor Software. All EDS-Vendor Software will be and remain the property of the applicable third party vendor(s), and, as between EDS and AAM, any Software Changes made by EDS thereto will be owned by EDS. EDS will obtain all consents necessary to permit EDS (and any subcontractors of EDS engaged in accordance with this Agreement) to Access the EDS-Vendor Software in connection with the performance of the Services and will pay all costs and expenses associated therewith. During the term of this Agreement, EDS will pay all required license, installation, maintenance and upgrade fees with respect to the

         EDS-Vendor Software.

7.4 AAM Software. All AAM Software will be and remain AAM's property. The AAM Software will be made available to EDS in such form and on such media as EDS may reasonably request, together with appropriate documentation. To the extent that EDS makes any Software Changes to the AAM Software under this Agreement, EDS will provide AAM, upon expiration or termination of this Agreement for any reason or upon AAM's reasonable request or after implementation of the AAM Software Changes, with sufficient documentation and source code to fully utilize such Software Changes.

7.5 AAM-Vendor Software. All AAM-Vendor Software will be and remain the property of the applicable third party vendor(s), and, as between EDS and AAM, any Software Changes made by EDS thereto will be owned by AAM. The AAM-Vendor Software will be made available to EDS in such form and on such media as EDS may reasonably request. To the extent that EDS makes any Software Changes to the AAM-Vendor Software under this Agreement, EDS will provide AAM, upon expiration or termination of this Agreement for any reason or upon AAM's reasonable request or after implementation of such Software Changes, with sufficient documentation and source code to fully utilize such Software Changes.

7.6 Developed Software. AAM will own all Developed Software. The Developed Software will be considered works made for hire owned by AAM. To the extent that any Developed Software may not be considered works made for hire under applicable law, EDS hereby irrevocably assigns to AAM without further consideration the copyright in and to such Developed Software. AAM hereby grants to EDS a royalty-free, nontransferable, nonexclusive license during the term of this Agreement to use, copy, maintain, modify, enhance and create derivative works of the Developed Software for the sole purpose of performing Services for AAM. If any EDS Software or EDS Development Tools used in developing, modifying or enhancing the Developed Software hereunder are embedded in such Developed Software, EDS hereby grants to AAM a perpetual (subject to compliance with this sentence), royalty-free, nontransferable, nonexclusive license to use such embedded EDS Software and EDS Development Tools solely in connection with AAM's use and exploitation of such Developed Software and only so long as such EDS Software and EDS Development Tools remain embedded in such Developed Software and are not separated therefrom.

7.7 Development Tools; Residual Knowledge. Notwithstanding anything to the contrary in this

         Agreement, EDS (a) will retain all right, title and interest in and to all software development tools, know-how, methodologies, processes, technologies or algorithms used in providing the Services which are based on trade secrets or proprietary information of EDS or are otherwise owned or licensed by EDS (collectively, the "EDS Development

         Tools") and (b) will be free to use the ideas, concepts and know-how which are developed in the course of performing the Services and may be retained by EDS' employees in intangible form. No licenses will be deemed to have been granted by either Party to any of its patents, trade secrets, trademarks or copyrights, except as otherwise expressly provided in this Agreement. Nothing in this Agreement will require EDS or AAM to violate the proprietary rights of any third party in any software.

7.8 Further Assurances. EDS and AAM agree to execute and deliver such other instruments and documents as either Party reasonably requests to evidence or effect the transactions contemplated by this Article VII. The provisions of this Article VII will survive the expiration or termination of this Agreement for any reason.


Article VIII. Data, Confidentiality and Audit Rights

8.1 Data of AAM. As between EDS and AAM, information relating to AAM or its customers (the "AAM Data") is confidential and will be and remain the property of AAM. EDS is hereby authorized to have access to and to make use of the AAM Data for the term of this Agreement as is appropriate for the performance by EDS of its obligations hereunder. Upon expiration or termination of this Agreement for any reason, EDS will, at EDS' expense, return to AAM all of the AAM Data in EDS' possession and in EDS' then existing machine-readable format and media. EDS will not use the AAM Data for any purpose other than providing the Services.

8.2 Safeguarding Data. EDS will maintain safeguards against the destruction, loss or alteration of the AAM Data in the possession of EDS which are consistent with those written procedures established and in use by AAM as of the Effective Date and provided to EDS. To the extent that any such procedures have not been established, EDS will maintain safeguards that are no less rigorous than those maintained by EDS for its own information of a similar nature. AAM will have the right to establish backup security for the AAM Data and to keep backup data and data files in its possession if it so chooses; provided, however, that EDS will have access to such backup data and data files as is reasonably required by EDS to perform the Services under this Agreement.

8.3      Confidentiality

         (a) Scope of Obligation. Except as otherwise expressly provided in this Agreement, EDS and AAM each agree that (i) all proprietary information communicated to it by the other and identified as confidential, whether before or after the Effective Date, (ii) all information identified as confidential to which it has access in connection with the Services, whether before or after the Effective Date, and (iii) this Agreement and the Parties' rights and obligations hereunder, will be and will be deemed to have been received in confidence and will be used only for purposes of this Agreement, and each of EDS and AAM agrees to use the same means as it uses to protect its own confidential information, but in no event less than reasonable means, to prevent the disclosure and to protect the confidentiality thereof. No such information will be disclosed by the recipient Party without the prior written consent of the other Party; provided, however, that each Party may disclose this Agreement and the other Party's confidential information to those of the recipient Party's attorneys, auditors, insurers (if applicable), subcontractors and full time employees who have a need to have access to such information in connection with their employment (or engagement, if applicable) by the recipient Party, so long as the recipient Party requires, in the case of its auditors and insurers, that each of them execute a confidentiality agreement containing terms and conditions no less restrictive than those set forth in this
              Section 8.3 and advises, in the case of its attorneys, subcontractors and employees, each such attorney, subcontractor and employee of the confidentiality obligations set forth in this
              Section 8.3. In any event, compliance by each of the persons referenced in the preceding sentence with the confidentiality obligations set forth in this Section 8.3 will remain the responsibility of the Party employing or engaging such persons.

         (b) Exceptions. The foregoing will not prevent either Party from disclosing information that belongs to such Party or (i) is already known by the recipient Party without an obligation of confidentiality other than under this Agreement, (ii) is publicly known or becomes publicly known through no unauthorized act of the recipient Party, (iii) is rightfully received from a third party,
              (iv) is independently developed without use of the other Party's confidential information or (v) is disclosed without similar restrictions to a third party by the Party owning the confidential information. If confidential information is required to be disclosed pursuant to a requirement of a governmental authority, such confidential information may be disclosed pursuant to such requirement so long as the Party required to disclose the confidential information, to the extent practicable, provides the other Party with timely prior notice of such requirement and coordinates with such other Party in an effort to limit the nature and scope of such required disclosure. If confidential information is required to be disclosed in connection with the conduct of any mediation or arbitration proceeding carried out pursuant to
              Article X, such confidential information may be disclosed pursuant to and in accordance with the approval and at the direction of the mediator or arbitrator, as the case may be, conducting such proceeding. Upon written request at the expiration or termination of this Agreement for any reason, all such documented confidential information (and all copies thereof) owned by the requesting Party will be returned to the requesting Party or will be destroyed, with written certification thereof being given to the requesting Party. The provisions of this Section 8.3 will survive the expiration or termination of this Agreement for any reason.

8.4      Audit Rights

         (a) General Employees of AAM and its auditors who are from time to time designated by AAM and, with respect to such auditors, who agree in writing to the security and confidentiality obligations and procedures reasonably required by EDS will be provided with reasonable access to any EDS facility at which the Services are being performed to enable them to conduct audits of EDS' performance of the Services and other matters relevant to this Agreement, including (i) verifying the accuracy of EDS' charges to AAM and (ii) verifying that the Services are being provided in accordance with this Agreement, including any Service Levels.

         (b) Procedures. Such audits may be conducted twice a year during reasonable business hours; provided, however, that the Parties may agree to more frequent audits as deemed reasonably necessary. AAM will provide EDS with prior written notice of an audit. EDS will cooperate in the audit, will make the information reasonably required to conduct the audit available on a timely basis and will assist the designated employees of AAM or its auditors as reasonably necessary. If AAM requests resources beyond those resources then assigned to the account team who are able to provide reasonable assistance of a routine nature in connection with such audit, such resources will be provided as Additional Services. Records that support EDS' performance of the Services and other matters relevant to this Agreement will be retained by EDS in accordance with EDS' retention guidelines. Notwithstanding anything to the contrary in this Agreement, EDS will not be required to provide access to the proprietary data of EDS or other EDS customers. All information learned or exchanged in connection with the conduct of an audit, as well as the results of any audit, is confidential and will be subject to Section 8.3.

         (c) Results. Following an audit, AAM will conduct an exit conference with EDS to discuss issues identified in the audit that pertain to EDS, and AAM will give EDS a copy of any portion of the audit report pertaining to EDS. The Parties will review each EDS audit issue and will determine (i) what, if any, actions will be taken in response to such audit issues and (ii) which Party will be responsible for the cost to resolve such issues. Any such determination will be based on the following criteria: (A) who the owner of the original deficiency is; (B) who has contractual responsibility for the improvement of internal controls; and (C) who owns the standards against which the audit is done. Based on the findings of an audit, the parties will negotiate in good faith as to responsibility for costs and expenses associated with the audit.


Article IX.  Payments

9.1 Charges for EDS Services. In consideration for the performance of the EDS Services, AAM will pay to EDS the charges set forth in Schedule
         9.1. EDS will invoice AAM for (a) Monthly Charges and Desktop Support Charges on or before the 15th of each month for Services provided in that month, reconciled as necessary on the next monthly invoice, and
         (b) Variable Voice and Data Charges on a monthly basis in arrears on or about the 25th of the month after the month in which such charges are incurred. Upon the reasonable request of AAM, EDS will make available to AAM for review appropriate documentation which supports EDS' charges and expenses under this Agreement.

9.2 Travel and Travel-Related Expenses. M will pay, or reimburse EDS for, the reasonable travel and travel-related expenses incurred by EDS, in accordance with AAM's standard travel reimbursement guidelines, in connection with EDS' performance of its obligations under this Agreement. AAM has provided EDS with a written copy of such reimbursement guidelines as in effect on the Effective Date and will forward to EDS a written copy of each amendment thereto on or prior to the date on which such amendment becomes effective. AAM may book directly, at AAM's expense, all travel arrangements with airlines, hotels and rental cars for

         EDS personnel. For those travel and travel-related expenses that are approved in advance by AAM and initially paid for by EDS are subject to reimbursement by AAM, and EDS will invoice AAM separately for all such expenses, which invoice will be sent by EDS to AAM after EDS incurs such expenses and will contain an itemized listing of the applicable expenses.

9.3 Other Out-of-Pocket Expenses. AAM will pay, or reimburse EDS for, the reasonable out-of-pocket expenses, other than travel and travel-related expenses covered by Section 9.2, incurred by EDS, with the prior written consent of AAM, in connection with EDS' performance of its obligations under this Agreement, including any purchases by EDS on behalf of AAM of additional items of property pursuant to Section 5.1. EDS will invoice AAM separately for all such out-of-pocket expenses, which invoice will be sent by EDS to AAM after EDS incurs such expenses and will contain an itemized listing of the applicable expenses.

9.4 Charges for Additional Services. In consideration for any agreement by EDS to provide Additional Services, AAM will pay to EDS (a) the amounts mutually agreed to in writing by EDS and AAM for the Additional Services and (b) the out-of-pocket expenses incurred by EDS (in accordance with Section 9.2 or Section 9.3, whichever is applicable) in connection with the performance by EDS of the Additional Services.


9.5 Charges for Telecommunications Services. In consideration for the performance of the Telecommunications Services, AAM will pay to EDS the charges set forth in Schedule 9.1. Such charges will be included on the invoice to be provided by EDS to AAM setting forth the charges for the EDS Services.

9.6 Reruns. In the event that EDS incurs additional costs associated with repeated reruns necessitated by incorrect or incomplete data or erroneous instructions supplied to EDS by AAM or for corrections of programming, operator or other processing errors caused by AAM, AAM will pay EDS for such additional costs. EDS will be responsible for all costs associated with reruns caused by its non-performance of the Services.

9.7      Annual Adjustment to Charges


         (a) Adjustments Using ECI. The Parties acknowledge and agree to use the Employment Cost Index (not seasonally adjusted) for Total Compensation, Private Industry Workers, White-collar occupations excluding sales, June 1989 = 100 (the "ECI"), as the basis for annual adjustments to the charges to be paid by AAM to EDS under this Agreement for those Services listed in Section 9.7 (e) (the "ECI Adjustable Charges"). The ECI is published by the Bureau of Labor Statistics (the "BLS") of the U.S. Department of Labor. For purposes of this Section 9.7, the most recently published ECI as of any anniversary of the Effective Date is the "ECI Current Index", and the "ECI Base Index" is the ECI Current Index from the prior anniversary of the Effective Date (or, for the first anniversary, the ECI most recently published as of the Effective
              Date). If, on any anniversary of the Effective Date, the ECI Current Index is higher than the ECI Base Index, then, effective as of such anniversary, an adjustment to the ECI Adjustable Charges will be made by increasing the ECI Adjustable Charges by the percentage that the ECI Current Index increased from the ECI Base Index. In calculating the percentage increase, the Parties agree to round to one decimal place. If, on any anniversary of the Effective Date, the ECI Current Index is lower than the ECI Base Index, no adjustment to the Adjustable Charges will be made. If the period from the ECI Base Index to the ECI Current Index is other than 12 months, an adjustment to a full year will be made in the manner indicated in the example set forth in Section 9.7(c). If an adjustment is not made on an anniversary date for any reason, then the ECI Base Index for the following anniversary date will be the same as the ECI Base Index for the anniversary date on which no adjustment was made, as indicated in the note to the third example set forth in Section 9.7(b). The ECI is published quarterly at the end of the month following the quarter measured, and the most recently published ECI as of the Effective Date was the ECI published on or around January 31, 1998, for the quarter ending December 31, 1997. The Parties acknowledge and agree that EDS will adjust the Adjustable Charges and will advise AAM of such adjustment in writing so that the new charges will amend this Agreement and become effective on the applicable anniversary of the Effective Date. If no adjustment is made on an anniversary date for any reason, EDS will advise AAM in writing of such fact.

         (b) Adjustment to Charges Example. The following is an example of the adjustments described in Section 9.7(a). The specific numbers used in the example are for illustration purposes only and are not necessarily reflective of an actual calculation hereunder or the actual ECI.

              Annual Adjustment on First Anniversary Date:

                Example Charge under this Agreement                            $1,500.00
                ECI Current Index                                                  136.0
                ECI Base Index (as of Effective Date)                              129.9
                Percentage Change                          (136.0 - 129.9) / 129.9 = 4.7%
                Charge Increased by (1+ Percentage                  $1,500.00 * (1 + 4.7%)
                Change)
                Equals Adjusted Charge                                         $1,570.50


Annual Adjustment on Second Anniversary Date:

     Adjusted Charge as of First                                     $1,570.50
     Anniversary Date

     ECI Current Index                                                   143.2

     ECI Base Index (as of                                               136.0
     First Anniversary Date)

     Percentage Change                           (143.2 - 136.0) / 136.0 = 5.3%

     Charge Increased by                                  $1,570.50 * (1 + 5.3%)
     (1+ Percentage Change)

     Equals Adjusted Charge                                          $1,653.74


Annual Adjustment on Third Anniversary Date:


     Adjusted Charge as of Second                                    $1,653.74
     Anniversary Date

     ECI Current Index                                                   140.9

     ECI Base Index (as of Second                                        143.2
     Anniversary Date)

     Percentage Change                                     No adjustment is made

     Charge Increased by (1+                              $1,653.74 * (1 + 0.0%)
     Percentage Change)

     Equals Adjusted Charge*                                         $1,653.74

* The ECI Base Index for the fourth anniversary date would be 143.2.

         (c) Change to ECI. In the event that the Bureau of Labor Statistics should stop publishing the ECI or should substantially change the content, format or calculation methodology of the ECI, the Parties will substitute therefor another comparable measure published by a mutually agreeable source, except as noted below. However, if such change is merely to redefine the base period for the ECI from one period to some other period, the Parties will continue to use the index but will use the new base period figures for all future adjustments. If the change is to the name of the ECI, the new name will be used instead of the old name so long as the numbers previously published for the index have not changed. If the change is to the publication schedule, the Parties may agree in writing to use a different publication schedule and to adjust any partial year to a full year, if needed. The adjustment to convert a partial year to a full year is shown below.

                   ECI Current Index  as of July 19XX                              151.0

                   ECI Base Index as of June 19XX-1                                145.2

                   Percentage Change
                   (rounded to 3 decimals)                  (151.0- 145.2)/145.2 = 3.994%

                   Percent Times 12 Divided # of                           3.994%* 12/13
                   Months in Period

                   Equals Percentage Change                                          3.7%
                   (rounded to 1 decimal)*


              *This calculation method will be used instead of the Percentage Change calculation shown in Section 9.7(b) if the period between the ECI Base Index and the ECI Current Index is other than 12 months.


         (d) Adjustments Using Davis Survey. The Parties acknowledge and agree to use the "Percent Change in Weighted Total Compensation" for all levels of the Systems Integrator Jobs (the "Percent Change") as the basis for annual adjustments to the charges to be paid by AAM to EDS under this Agreement for those Services listed in Section 9.7(e) (the "Davis Survey Adjustable Charges"), as the Percent Change is either reported in the Davis and Neusch Systems Integration Survey (the "Survey") or as such Systems Integrator Job information is otherwise made available by the consulting firm of Davis & Neusch (or another comparable measure published or made available by a mutually agreeable source should the Survey no longer be published, the content or format of the Survey substantially change or Davis & Neusch no longer makes comparable Systems Integrator Job information available). If, on any September 1 during the term of this Agreement, the most recently published or available Percent Change is positive, an adjustment to the Davis Survey Adjustable Charges will be made by increasing the Davis Survey Adjustable Charges by such Percent Change.

         (e) Service Categories. The Parties acknowledge and agree that the following Services will be subject to adjustment in accordance with Section 9.7(a): Administrative, Business Analyst, Business Analyst Advanced and Business Analyst Senior. The Parties acknowledge and agree that the following Services will be subject to adjustment in accordance with Section 9.7(d): Data Base Analyst, Engineering Services Level I, Engineering Services Level II, Engineering Services Level III, Infrastructure Analyst, Project Manager, Systems Engineer, Systems Engineer Advanced, Systems Engineer Senior, Systems Administrator, Systems Administrator Advanced and Systems Administrator Associate.

9.8 Time of Payment; Disputed Amounts. Except as otherwise expressly provided in this Agreement, any amount due to EDS under this Agreement invoiced in an agreed-upon format and not disputed in good faith by AAM (as provided below) will be due and payable on the 25th calendar day following the first business day of the calendar month immediately following the calendar month in which AAM receives the invoice from EDS therefor. Any amount not paid when due will bear interest until paid at a rate of interest equal to the lesser of (a) the prime rate established from time to time by Citibank of New York plus one percent or (b) the maximum rate of interest allowed by applicable law. If any portion of an amount due to EDS under this Agreement is subject to a bona fide dispute between the Parties, AAM will pay to EDS on the date such amount is due all amounts not disputed in good faith by AAM. Within 15 days of AAM's receipt of the invoice on which a disputed amount appears, AAM will notify EDS in writing of the specific items in dispute, will describe in detail AAM's reason for disputing each such item. Within 10 days of EDS' receipt of such notice, the Parties will negotiate in good faith pursuant to the provisions of Article X to reach settlement on any items that are the subject of such dispute. If AAM does not notify EDS of any items in dispute within such 15-day period of time, AAM will be deemed to have approved and accepted such invoice.

9.9 Taxes. There will be added to any charges under this Agreement, or separately billed, and AAM will either pay to EDS, or reimburse EDS for the payment of, amounts equal to any taxes, assessments, duties, permits, fees and other charges of any kind, however designated, assessed, charged or levied, based on, with respect to or measured by
         (a) such charges, (b) this Agreement or (c) the Services (including Telecommunication Services), software, equipment, materials or other property (tangible or intangible), or the use thereof or the resources used therefor, that are provided under this Agreement. Charges payable under this Section 9.9 include state and local sales taxes, use taxes, property taxes, telecommunications taxes, privilege taxes, excise taxes (including federal excise taxes), value added taxes and any taxes or amounts in lieu thereof paid or payable by EDS in respect of the foregoing, exclusive however, of taxes based on the net income of EDS. If EDS takes a position on any form or in any return, audit or otherwise at the request of, or on behalf of, AAM, then AAM will be liable for, and will pay EDS, or reimburse EDS for the payment of, all expenses and liabilities, including taxes, additions to taxes, penalties, interest or fines, resulting from or attributable to any claims or assessments for taxes claimed by any taxing authority with respect to such position. The Parties will work together to minimize taxes and agree that, for state and local sales and use tax purposes, the amounts payable under this Agreement will be audited, where permissible, by the applicable taxing authority as part of EDS' state and local sales and use tax audits.

Article X.  Dispute Escalation, Mediation and Arbitration

10.1 Dispute Escalation. In the event of any dispute, controversy or claim of any kind or nature arising under or in connection with this Agreement (including disputes as to the creation, validity, interpretation, breach or termination of this Agreement) (a "Dispute"), then upon the written request of either Party, each of the Parties will appoint a designated senior business executive (other than the EDS Account Executive or the AAM Representative) whose task it will be to meet for the purpose of endeavoring to resolve the Dispute. The designated executives will meet as often as the Parties reasonably deem necessary in order to gather and furnish to the other all information with respect to the matter in issue which the Parties believe to be appropriate and germane in connection with its resolution. Such executives will discuss the Dispute and will negotiate in good faith in an effort to resolve the Dispute without the necessity of any formal proceeding relating thereto. The specific format for such discussions will be left to the discretion of the designated executives but may include the preparation of agreed upon statements of fact or written statements of position furnished to the other Party. No formal proceedings for the resolution of the Dispute under Section 10.2 or
         10.3 may be commenced until the earlier to occur of (a) a good faith conclusion by the designated executives that amicable resolution through continued negotiation of the matter in issue does not appear likely or (b) the 30th day after the initial request to negotiate the Dispute.

10.2 Mediation. Any Dispute that the Parties are unable to resolve through informal discussions or negotiations pursuant to Section 10.1 will be submitted to non-binding mediation, which will be held in Chicago, Illinois, which the Parties agree constitutes a neutral venue. The Parties will mutually determine who the mediator will be from a list of mediators obtained from the American Arbitration Association office located in Southfield, Michigan (the "AAA"). If the Parties are unable to agree on the mediator, the mediator will be selected by the AAA.

10.3 Arbitration. Any Dispute that the Parties are unable to resolve through mediation pursuant to Section 10.2 will be submitted to arbitration in accordance with the following procedures:

         (a) Demand for Arbitration; Location. Either Party may demand arbitration by giving the other Party written notice to such effect, which notice will describe, in reasonable detail, the facts and legal grounds forming the basis for the filing Party's request for relief and will include a statement of the total amount of damages claimed, if any, and any other remedy sought by that Party. The arbitration will be held before one neutral arbitrator, which will be held in Chicago, Illinois, which the Parties agree constitutes a neutral venue.

         (b) Identification of Arbitrator. Within 30 days after the other Party's receipt of such demand, the Parties will mutually determine who the arbitrator will be. If the Parties are unable to agree on the arbitrator within that time period, the arbitrator will be selected by the AAA. In any event, the arbitrator will have a background in, and knowledge of, the information technology services industry and will be an appropriate person based on the nature of the Dispute. If a person with such industry experience is not available, the arbitrator will be chosen from the large and complex case panel or, if an appropriate person is not available from such panel, the retired federal judges pool.

         (c) Conduct of Arbitration. The arbitration will be governed by the Commercial

              Arbitration Rules of the AAA, except as expressly provided in this
              Section 10.3. However, the arbitration will be administered by any organization mutually agreed to in writing by the Parties. If the Parties are unable to agree on the organization to administer the arbitration, it will be administered by the AAA under its procedures for large and complex cases. Pending the arbitrator's determination of the merits of the Dispute, either Party may apply to any court of competent jurisdiction to seek injunctive or other extraordinary relief.

         (d) Scope of Discovery. Discovery will be limited to the request for and production of documents, depositions and interrogatories. Interrogatories will be allowed only as follows: a Party may request the other Party to identify by name, last known address and telephone number (i) all persons having knowledge of facts relevant to the Dispute and a brief description of that person's knowledge, (ii) any experts who may be called as an expert witness, the subject matter about which the expert is expected to testify, the mental impressions and opinions held by the expert and the facts known by the expert (regardless of when the factual information was acquired) which relate to or form the basis for the mental impressions and opinions held by the expert and (iii) any experts who have been used for consultation, but who are not expected to be called as an expert witness, if such consulting expert's opinions or impressions have been reviewed by an expert witness. All discovery will be guided by the Federal Rules of Civil Procedure. All issues concerning discovery upon which the Parties cannot agree will be submitted to the arbitrator for determination.

         (e) Authority of Arbitrator. In rendering an award, the arbitrator will determine the rights and obligations of the Parties according to the substantive and procedural laws of the State of Michigan. The arbitrator will not have authority to award damages in excess of the amount or other than the types allowed by Section 12.2 and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of this Agreement.

         (f) Joinder of Parties. Each of EDS and AAM agree that it will use commercially reasonable efforts to join (and will allow the other Party to join) any third party that the Parties have agreed is indispensable to the arbitration. If any such third party does not agree to be joined, the arbitration will proceed nonetheless.

         (g) Award. The decision of, and award rendered by, the arbitrator will be final and binding on the Parties. Upon the request of a Party, the arbitrator's award will include written findings of fact and conclusions of law. Judgment on the award may be entered in and enforced by any court of competent jurisdiction. Each Party will bear its own costs and expenses (including filing fees) with respect to the arbitration, including one-half of the fees and expenses of the arbitrator.


10.4 Exclusive Remedy. Other than those matters involving injunctive or other extraordinary relief or any action necessary to enforce the award of the arbitrator, the Parties agree that the provisions of this
         Article X are a complete defense to any suit, action or other proceeding instituted in any court or before any administrative tribunal with respect to any Dispute or the provision of the Services by EDS. Nothing in this Article X prevents the Parties from exercising their rights to terminate this Agreement in accordance with
         Article XI.


Article XI.  Termination

11.1 Termination for Cause. If either Party defaults in the performance of any of its duties or obligations under this Agreement (except for a default in payments to EDS, which will be governed by Section 11.2), which default is not substantially cured within 60 days after written notice is given to the defaulting Party specifying such default or, with respect to those defaults that cannot reasonably be cured within 60 days, should the defaulting Party fail to proceed within 60 days to commence curing the default and thereafter to proceed with reasonable diligence to substantially cure the default, the Party not in default may, by giving written notice thereof to the defaulting Party, terminate this Agreement as of the date of receipt by the defaulting Party of such notice or as of a future date specified in such notice of termination.

11.2 Termination for Nonpayment. If AAM defaults in the payment when due of any amount due to EDS pursuant to this Agreement and does not cure such default within 30 days after being given written notice of such default or otherwise does not comply with Section 9.8, EDS may, by giving written notice thereof to AAM, terminate this Agreement as of the date of receipt by AAM of such notice or as of a future date specified in such notice of termination.

11.3 Termination for Bankruptcy and Related Events. Subject to Title 11, United States Code, if either Party becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other Party may, by giving written notice thereof to such Party, terminate this Agreement as of a date specified in such notice of termination.

11.4 Termination following Benchmarking Discussions. On or after August 31, 1999, the Vice President of Operations for EDS and the Vice President,

         MIS for AAM shall meet at the request of AAM to discuss information which AAM has acquired which indicates that the charges for and performance of the EDS Services are non-competitive with charges and services provided by other well-managed firms in similar transactions (the "Benchmark Information"). Based on the Benchmark Information, the Parties will negotiate in good faith mutually acceptable adjustments to the Services, Service Levels, and the EDS charges hereunder. If the Parties are unable to reach agreement on any such adjustments within thirty (30) days after the initial meeting requested by AAM under this
         Section 11.4, AAM may terminate this Agreement for convenience and without cause upon at least thirty (30) days written notice to EDS, provided that any notice of termination under this Section 11.4 must be delivered to EDS on or before October 31, 1999. On or before the termination date, AAM shall pay EDS all charges and expenses due for Services provided through the termination date, plus the sum of $1,500,000.00 ($1.5 million).

11.5     Effect of Expiration or Termination

         (a) Wind-Down. Upon expiration or termination of this Agreement for any reason, but subject to Section 11.5(b), EDS will cease to perform the Services, and AAM will pay to EDS all amounts due to EDS for all Services provided and expenses incurred through the effective date of such expiration or termination.

         (b) Transition. In connection with the expiration of this Agreement on the Expiration Date or with the termination of this Agreement by AAM or EDS pursuant to this Article XI, except as set forth below, EDS will comply with AAM's reasonable directions to cause the orderly transition and migration from EDS to AAM (or a third party services provider undertaking, on behalf of AAM, to provide the Services (the "Third Party Provider")) of all Services then being performed by EDS (the "Termination Transition"). AAM will cooperate in good faith with EDS in connection with EDS' obligations under this Section 11.5(b) and will perform its obligations under the Transition Plan. EDS will perform the following obligations (and such other obligations as may be contained in the Transition Plan) at AAM's expense, unless otherwise stated below or in the Transition Plan. AAM acknowledges and agrees that EDS will have no obligation to provide any form of Termination Transition if EDS terminates this Agreement pursuant to Section 11.1 as a result of AAM's breach of its confidentiality obligations to EDS under Article VIII, Section 11.2, or Section 11.3.

              (i) Transition Plan. EDS and AAM will work together to develop a transition plan (the "Transition Plan") setting forth the respective tasks to be accomplished by each Party in connection with the Termination Transition and a schedule pursuant to which such tasks are to be completed.

              (ii) Specifications. EDS will, upon AAM's request, provide AAM with reasonably detailed specifications for the hardware and software needed by AAM (or the Third Party Provider) to properly provide the Services then being performed by EDS.

              (iii) Acquisition of Equipment. AAM will have the option to purchase from EDS at its fair market value any equipment owned by EDS and to assume the leases (provided such leases are assumable) for any equipment leased by EDS, in each case only to the extent that such equipment is dedicated solely to providing the Services to AAM as of the Expiration Date or the effective date of termination, whichever is applicable.

              (iv) Licensed Programs. Once a mutually acceptable license agreement has been executed by the Parties, EDS will deliver a copy of the Licensed Programs and existing documentation to AAM and will install such copy on the equipment of AAM (or the Third Party Provider).

              (v) Vendor Software. EDS will reasonably assist AAM in AAM's acquisition of any necessary rights to Access any EDS-Vendor Software and existing documentation then being used by EDS in performing the Services.


              (vi) Training. EDS will provide appropriate training for the employees of AAM (or the Third Party Provider) who will be assuming responsibility following the Termination Transition for operation of the software then being used by EDS in performing the Services.


              (vii) Hiring of Employees. Notwithstanding Section 2.3, AAM may offer employment to any EDS employee who was an AAM employee or an employee of General Motors' Saginaw Division who accepted EDS' offer of employment and who is then dedicated solely to providing the Services to AAM.


         (c) Disclosure of Information. Notwithstanding anything to the contrary in this Agreement, EDS will not be required to disclose any of its proprietary information, whether in the nature of a trade secret, software or otherwise, to the Third Party Provider except to the extent that AAM is entitled to such information under this Agreement. Prior to providing any termination assistance to the Third Party Provider, AAM will cause the Third Party Provider to provide EDS with written assurances, in form and substance reasonably satisfactory to EDS, that the Third Party Provider (i) will maintain at all times the confidentiality of any EDS proprietary information disclosed or provided to, or learned by, the Third Party Provider in connection therewith and (ii) will use such information exclusively for the purposes for which AAM is authorized to use such information pursuant to this Agreement.

         (d) Charges. For so long as this Agreement remains in effect and during the Termination Transition but subject to the last sentence of this Section 11.5(d), AAM will pay to EDS the charges set forth in this Agreement. If the Termination Transition provided by EDS under this Section 11.5 requires personnel or other resources in excess of those resources then being provided by EDS under this Agreement, AAM will pay EDS for such additional resources at EDS' then current commercial billing rates on such periodic basis as the Parties agree in writing. Notwithstanding anything to the contrary in this Agreement, all charges to be paid by AAM to EDS during the Termination Transition (including those set forth in Schedules 9.1) will be paid on a monthly basis in advance.


Article XII.  Indemnities and Liability

12.1     Indemnities.

         (a) Claims Relating to Space, Taxes and Employees. Subject to Sections 12.1(f) and 12.2, EDS and AAM each agree to indemnify and defend the other Party and to hold the other Party harmless from any and all claims, actions, damages, liabilities, costs and expenses, including reasonable attorneys' fees and expenses (collectively, "Losses"), arising out of, under or in connection with (i) any claim for rent or utilities at any location where the indemnitor is financially responsible under this Agreement for such rent or utilities, (ii) any claim for wages, benefits (including workers compensation benefits related to any of indemnitor's employees), third party fees, taxes, assessments, duties, permits or other charges of any nature for which the indemnitor is legally or contractually responsible under this Agreement, as well as any additions to tax, penalties, interest, fees or other expenses resulting from such charges not being paid at the time or in the manner required by applicable law, or (iii) any claim resulting from an act or omission of the indemnitor in its capacity as an employer of a person and relating to (A) federal, state or other laws or regulations for the protection of persons who are members of a protected class or category of persons, (B) sexual discrimination or harassment, (C) work related injury or death, and (D) any other aspect of the employment relationship or its termination (including claims for breach of an express or implied contract of employment) and including, without limitation, with respect to each of clauses (A) through (D), claims, demands, charges, actions, causes of action or other proceedings which arose when the person asserting such claim, demand, charge, action, or cause of action was or purported to be an employee of the indemnitor.

         (b)  Claims Relating to Personal Injury and Property Damage. Subject to
              Section 12.1(f), if any act or omission of a Party or its employees, servants, agents, or subcontractors causes or results in (i) Losses to the tangible personal property (whether owed or leased) of the other Party, and/or (ii) Losses for the death or injury to any person, including, but not limited to, employees or invitees of either Party, then such Party shall indemnify , defend, and hold harmless the other Party from and against any and all such Losses resulting therefrom.

         (c)  Infringement Claims

              (i) General. Subject to Sections 12.1(f) and 12.2 and the limitations set forth below in this Section 12.1(c), EDS and AAM each agree to defend the other Party against any action to the extent that such action is based upon a claim that the software, services, systems, hardware machinery (other than third party software, systems, hardware, or machinery) or confidential information provided by the indemnitor, or any part thereof, (i) infringes a copyright perfected under United States statute, (ii) infringes a patent granted or trademark or mask work right recognized under United States law or (iii) constitutes an unlawful disclosure, use or misappropriation of another party's trade secret. The indemnitor will bear the expense of such defense and either settle such claim at its expense or pay any amount of damages and attorneys' fees that are attributable to such claim finally awarded by a court of competent jurisdiction.


              (ii) Exclusions. The indemnitor will have no liability to the indemnitee hereunder if any claim of infringement is based upon the use of software provided by the indemnitor hereunder in connection or in combination with equipment, devices or software not supplied or selected by the indemnitor or used in a manner for which the software was not designed. Also, the indemnitor will have no liability if the indemnitee modifies any software provided by the indemnitor hereunder and such infringement would not have occurred but for such modification, or uses the software in the practice of a patented process and there would be no infringement in the absence of such practice, or such claim arises out of the indemnitor's compliance with specifications provided by the indemnitee and such infringement would not have occurred but for such compliance.


              (iii) Additional Remedy. If software, services, systems, hardware, machinery or confidential information becomes the subject of a claim under this Section 12.1(c), or in the indemnitor's opinion is likely to become the subject of such a claim, then, in addition to defending the claim and paying any damages and attorneys' fees as required above in this
                     Section 12.1(c), the indemnitor will either (A) replace or modify the software, services, systems, hardware, machinery or confidential information to make it noninfringing or cure any claimed misuse of another's trade secret or (B) procure for the indemnitee the right to continue using the software, services, systems, hardware, machinery or confidential information pursuant to this Agreement. Any costs associated with implementing either of the above alternatives will be borne by the indemnitor but will be subject to Section 12.2. If neither option is available to the indemnitor through the use of reasonable, diligent efforts, (x) the indemnitee will return such software, services, systems, hardware, or machinery or confidential information to the indemnitor and (y) if requested by the indemnitee in good faith, the Parties will negotiate, pursuant to Article X but subject to Section 12.2, to reach a written agreement on what, if any, monetary damages (in addition to the indemnitor's obligation to defend the claim and pay any damages and attorneys' fees as required above in this Section 12.1(c)) are reasonably owed by the indemnitor to the indemnitee as a result of the indemnitee no longer having use of such software, services, systems, hardware, machinery, or confidential information.


         (d) Third Party Indemnification of EDS. Without limiting EDS' liability to AAM under this Agreement, each of the Parties acknowledge that by entering into and performing its obligations under this Agreement EDS will not assume and should not be exposed to the business and operational risks associated with AAM's business which are unrelated to the EDS Services, or any software, systems, hardware, or machinery provided by EDS hereunder, and AAM therefore agrees, subject to Sections 12.1(f) and 12.2, to indemnify and defend EDS and hold EDS harmless from any and all third party Losses arising out of the conduct of AAM's business which are unrelated to the EDS Services, or any software, systems, hardware, or machinery provided by EDS hereunder.




         (f)  Procedures The indemnification obligations set forth in this
              Section 12.1 will not apply unless the Party claiming indemnification:

              (i) Notice. Notifies the other promptly in writing of any matters in respect of which the indemnity may apply and of which the notifying Party has knowledge in order to allow the indemnitor the opportunity to investigate and defend the matter; provided, however, that the failure to so notify will only relieve the indemnitor of its obligations under this Section 12.1 if and to the extent that the indemnitor is prejudiced thereby; and



              (ii) Control of Defense. Gives the other Party full opportunity to control the response thereto and the defense thereof, including any agreement relating to the settlement thereof; provided, however, that the indemnitee will have the right to participate in any legal proceeding to contest and defend a claim for indemnification involving a third party and to be represented by legal counsel of its choosing, all at the indemnitee's cost and expense. However, if the indemnitor fails to promptly assume the defense of the claim, the Party entitled to indemnification may assume the defense at the indemnitor's cost and expense.

              The indemnitor will not be responsible for any settlement or compromise made without its consent, unless the indemnitee has tendered notice and the indemnitor has then refused to assume and defend the claim and it is later determined that the indemnitor was liable to assume and defend the claim. The indemnitee agrees to cooperate in good faith with the indemnitor at the request and expense of the indemnitor.

12.2     Liability

         (a) Direct Damages. For any matter relating to or arising in connection with this Agreement, whether based on an action or claim in contract, equity, negligence, intended conduct, tort or otherwise, the amount of damages recoverable against EDS for all events, acts or omissions will not exceed, in the aggregate, the lesser of (i) $5 million, or (ii) the aggregate amount of all charges (exclusive of taxes, pass-through expenses and out-of-pocket expenses) actually paid by AAM to EDS pursuant to this Agreement during the 6-month period immediately preceding the initial occurrence of such event, act or omission.


         (b) Indirect Damages. For any matter relating to or arising in connection with this Agreement, whether based on an action or claim in contract, equity, negligence, intended conduct, tort or otherwise, in no event will the measure of damages payable by EDS include, nor will EDS be liable for, any amounts for loss of income, profit or savings or indirect, incidental, consequential or punitive damages of any party, including third parties.

         (c) Conduct of Litigation. In connection with the conduct of any litigation with third parties relating to any liability of either Party to the other or to such third parties, each Party will have all rights (including the right to accept or reject settlement offers and to participate in such litigation) which are appropriate to its potential responsibilities or liabilities.

         (d) Contractual Statute of Limitations. No claim and demand for mediation or arbitration or cause of action which arose out of an event or events which occurred more than two years prior to the filing of a demand for mediation or arbitration or suit alleging a claim or cause of action may be asserted by either Party against the other.

         (e) Acknowledgment. EDS and AAM expressly acknowledge that the limitations and exclusions set forth in this Section 12.2 have been the subject of active and complete negotiation between the Parties and represent the Parties' agreement based on the level of risk to EDS and AAM associated with their respective obligations under this Agreement and the payments provided under this Agreement to EDS for such performance. The provisions of this
              Article XII will survive the expiration or termination of this Agreement for any reason.

Article XIII.  Miscellaneous

13.1 Right to Engage in Other Activities. AAM acknowledges and agrees that EDS may provide data processing and other information technology services for third parties at any EDS facility that EDS may utilize from time to time for performing the Services. Nothing in this Agreement will impair EDS' right to acquire, license, market, distribute, develop for itself or others or have others develop for EDS similar technology performing the same or similar functions as the technology and Services contemplated by this Agreement.

13.2 Independent Contractors. The Parties are independent contractors, and this Agreement will not be construed as constituting either Party as partner, joint venturer or fiduciary of the other or to create any other form of legal association that would impose liability on one Party for the act or failure to act of the other or as providing either Party with the right, power or authority (express or implied) to create any duty or obligation of the other. Except as otherwise expressly provided in this Agreement, each Party has the sole right and obligation to supervise, manage, contract, direct, procure, perform or cause to be performed all work to be performed by it pursuant to this Agreement.

13.3 Entire Agreement; Survival. This Agreement (including the Schedules attached hereto, each of which is incorporated into this Agreement by this reference) constitutes the full and complete statement of the agreement of the Parties with respect to the subject matter hereof and supersedes any previous agreements, understandings or communications, whether written or oral, relating to such subject matter. The expiration or termination of this Agreement for any reason will not release either Party from any liabilities or obligations set forth herein which (a) the Parties have expressly agreed will survive any such expiration or termination or (b) remain to be performed or by their nature would be intended to be applicable following any such expiration or termination.

13.4 Amendments; Waiver. Changes or modifications to this Agreement may not be made orally, but only by a written amendment or revision signed by the Parties. Any terms and conditions varying from this Agreement on any order, invoice or other notification from either Party are not binding on the other unless specifically accepted by the other. Unless otherwise expressly provided in this Agreement, a delay or omission by either Party to exercise any right or power under this Agreement will not be construed to be a waiver thereof. No waiver of any breach of any provision of this Agreement will constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provision hereof.

13.5 Binding Nature; Assignment. This Agreement will be binding on the Parties and their successors and permitted assigns (it being understood and agreed that nothing contained in this Agreement is intended to confer upon any other person any rights, benefits or remedies of any kind or character whatsoever under or by reason of this Agreement). Except as otherwise expressly provided in Section 2.3, neither Party may, nor will it have the power to, assign this Agreement, or any part hereof, without the consent of the other.

13.6 Export Regulations. This Agreement is expressly made subject to any United States government laws, regulations, orders or other restrictions regarding export from the United States of computer hardware, software, technical data or derivatives of such hardware, software or technical data. Notwithstanding anything to the contrary in this Agreement, AAM will not directly or indirectly export (or reexport) any computer hardware, software, technical data or derivatives of such hardware, software or technical data, or permit the shipment of same: (a) into (or to a national or resident of) Cuba, North Korea, Iran, Iraq, Libya, Syria or any other country to which the United States has embargoed goods; (b) to anyone on the U.S. Treasury Department's List of Specially Designated Nationals, List of Specially Designated Terrorists or List of Specially Designated Narcotics Traffickers, or the U.S. Commerce Department's Denied Parties List; or (c) to any country or destination for which the United States government or a United States governmental agency requires an export license or other approval for export without first having obtained such license or other approval. The provisions of this Section 13.6 will survive the expiration or termination of this Agreement for any reason.

13.7 Approvals and Similar Actions. Except as otherwise expressly provided in this Agreement, where agreement, approval, acceptance, consent or similar action is required of either Party by any provision of this Agreement, such action will not be unreasonably withheld or delayed. An approval or consent given by a Party under this Agreement will not relieve the other Party from responsibility for complying with the requirements of this Agreement, nor will it be construed as a waiver of any rights under this Agreement, except as and to the extent otherwise expressly provided in such approval or consent.

13.8 Notices. Except as otherwise expressly provided in this Agreement, all notices under this Agreement will be in writing and will be deemed to have been duly given if delivered personally or by courier service, faxed or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Parties at the addresses set forth in Schedule 13.8. All notices under this Agreement that are addressed as provided in this Section 13.8, (a) if delivered personally or by courier service, will be deemed given upon delivery, (b) if delivered by facsimile, will be deemed given when confirmed and (c) if delivered by mail in the manner described above, will be deemed given on the fifth business day after the day it is deposited in a regular depository of the United States mail. Either Party from time to time may change its address or designee for notification purposes by giving the other Party notice of the new address or designee and the date upon which such change will become effective.

13.9 Excused Performance. Neither Party will be deemed to be in default hereunder, or will be liable to the other, for failure to perform any of its non-monetary obligations under this Agreement for any period and to the extent that such failure results from acts or omissions of the other Party or third parties, natural disasters, riots, war, civil disorder, court order, labor dispute or any other causes beyond that Party's reasonable control (including failures or fluctuations in electrical power, heat, light, air conditioning or telecommunications equipment or lines) and which it could not have prevented by reasonable precautions or could not have remedied by the exercise of reasonable efforts. To the extent that disaster recovery services are included in the EDS Services, the foregoing will not limit EDS' obligation to provide such services unless they also are affected by the force majeure event.


13.10 Media Releases. Each Party will coordinate with the other regarding any media release, public announcement or similar disclosure relating to this Agreement or its subject matter and will give the other Party a reasonable opportunity to review and comment on the content of such release, announcement or disclosure prior to its release. This provision does not alter the restrictions on the disclosure of confidential information set forth in
         Section 8.3 and, subject to Section 8.3, will not be construed so as to delay or restrict either Party from disclosing any information required to be disclosed in order to comply with any applicable law, rule or regulation. Notwithstanding the foregoing, EDS will have the right to make general references to AAM and the type of services being provided by EDS to AAM under this Agreement in EDS' promotional and marketing materials as well as in EDS' oral and visual presentations to prospects upon approval by AAM.

13.11 Construction Rules. The Article and Section headings and table of contents used in this Agreement are for convenience of reference only and will not enter into the interpretation hereof. As used in this Agreement, unless otherwise expressly provided to the contrary, (a) any reference to a "Section", "Article" or "Schedule" is a reference to a Section or Article of this Agreement or a Schedule attached to this Agreement, and (b) all references to days, months or years are references to calendar days, months or years. To the extent that the provisions of this Agreement and the Schedules are inconsistent, to the extent possible such provisions will be interpreted so as to make them consistent, and if that is not possible, the provisions of the Schedules will prevail. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired, and such provision will be deemed to be restated to reflect the original intentions of the Parties as nearly as possible in accordance with applicable law. The Parties agree that this Agreement is an executory contract as contemplated by 11 U.S.C. Section
         365. In performing its obligations under this Agreement, neither Party will be required to undertake any activity that would conflict with the requirements of any applicable law, rule, regulation, interpretation, judgment, order or injunction of any governmental authority. This Agreement may be executed in multiple counterparts, each of which will be deemed an original and all of which taken together will constitute one instrument. The Parties acknowledge and agree that each has been represented by legal counsel of its choice throughout the negotiation and drafting of this Agreement, that each has participated in the drafting hereof and that this Agreement will not be construed in favor of or against either Party solely on the basis of a Party's drafting or participation in the drafting of any portion of this Agreement.

13.12    Governing Law. This Agreement will be governed by and construed in accordance with the substantive laws of the State of Michigan, without giving effect to any choice-of-law rules that may require the application of the laws of another jurisdiction.

Agreement


In Witness Whereof, the Parties have duly executed and delivered this Agreement as of the Effective Date.



AMERICAN AXLE &                     ELECTRONIC DATA SYSTEMS
MANUFACTURING, INC.                 CORPORATION


By: /s/ Michael D. Alexander        By: Gary M. Burlzinski
    -----------------------------       -----------------------------
    Title: Vice President MIS           Title: Vice President

    Date: 5/6/98                        Date: 4/27/98

Schedules



Schedule  3.2 - EDS Services/Statement of Work

Schedule  3.3 - Telecommunications Services

Schedule  3.4 - Service Levels

Schedule  9.1 - Charges

Schedule 13.8 - Notices

Schedule 3.2



                                  EDS Services



                                Statement of Work

                                 Schedule 3.2


                     American Axle & Manufacturing and EDS


                               Statement of Work


                                 March 1, 1998



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TABLE OF CONTENTS

PROPRIETARY STATEMENT                                                      5

SCOPE                                                                      6

INTRODUCTION                                                               7

ASSUMPTIONS                                                                8

APPLICATIONS SUPPORT SERVICES                                             10

   Production Support Services                                            10
     Application Code Correction                                          10
     Application Documentation                                            11
     Application Enhancements                                             12
     Application Performance Monitoring                                   13
     Application Problem Analysis                                         14
     Application Security                                                 15
     Job Restart                                                          15

   Data Management Services                                               16
     Database Maintenance                                                 16
     Software Update Installation                                         17

   Change Management Services                                             18
     Change Management                                                    18

OPERATIONS SERVICES                                                       18
     Computer Operations                                                  18
     Change Control                                                       19
     Coordination of Information Technology for Engineering               20
     Data Communications Network Environment Maintenance                  21
     Desktop Environment Maintenance                                      22
     Disaster Recovery Procedures                                         24
     Enforce Security                                                     25
     First Level Customer Support                                         26
     Information Technology Asset Tracking                                27
     Information Technology Directional Consulting                        27
     Information Technology Management                                    28
     Information Technology Planning                                      29


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     Information Technologies Status Reporting                            30
     Information Technology Supplier Management                           30
     Markup and Rebill                                                    31

     Model Office                                                         32
     Monitor CSRs                                                         32
     Monitor Job Execution                                                33
     Plant Floor Support                                                  34
     Production Job Backup and Recovery                                   34
     Production Job Scheduling                                            35
     Proposal Development                                                 36
     Special Requests                                                     36


ACCOUNT ORGANIZATION                                                      38

   Job Descriptions                                                       39
     Account Executive                                                    39
     Administrative                                                       39
     Asset Analyst                                                        39
     Business Analyst                                                     39
     Business Analyst - Advanced                                          40
     Business Analyst - Senior                                            40
     Computer Operator                                                    41
     Corporate Account Manager                                            41
     Database Administrator                                               41
     Data Modeler                                                         41
     Engineering Systems Engineer                                         42
     Engineering Systems Engineer - Advanced                              42
     Enterprise Solutions Specialist Level 1 Application Customizer       42
     Enterprise Solutions Specialist Level 2 Application Customizer       43
     Enterprise Solutions Specialist Level 3 Application Customizer       43
     Infrastructure Analyst                                               44
     Operations Manager                                                   44
     Project Manager                                                      44
     Site Manager                                                         45
     Systems Administrator                                                45
     Systems Administrator Associate                                      45
     Systems Administrator - Senior                                       45
     Systems Engineer                                                     46
     Systems Engineer - Advanced                                          46
     Systems Engineer - Senior                                            46


AAM RESPONSIBILITIES                                                      47
     Systems Operations                                                   47
     Systems and Security                                                 47
     Harware Related                                                      48
     Relationship                                                         48

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EXHIBIT A: SCHEDULE OF NON-LEGACY APPLICATIONS TO BE SUPPORTED            49



EXHIBIT B: SCHEDULE OF LEGACY APPLICATIONS TO BE SUPPORTED                50


EXHIBIT C: SCHEDULE OF HARDWARE SUPPORTED                                 51


EXHIBIT D: EDS INSTALLED INFRASTRUCTURE SOFTWARE SUPPORTED                53


EXHIBIT E: DATA LINES SUPPORTED                                           54

EXHIBIT F:  CUSTOMER CARE SERVICE METRICS                                 56


EXHIBIT G: DESCRIPTION OF NON-LEGACY APPLICATIONS                         57


EXHIBIT H: EDS SERVICES FOR NON-LEGACY APPLICATIONS                       60


EXHIBIT H: EDS SERVICES FOR NON-LEGACY APPLICATIONS (CONT'D)              61


EXHIBIT I:  DESCRIPTION OF LEGACY APPLICATIONS                            62


EXHIBIT J:  DESCRIPTION OF SERVICES FOR LEGACY APPLICATIONS               63


EXHIBIT K.  EDS PRICE PER LEGACY SYSTEM                                   64


EXHIBIT L.  ITEMS AGREED TO BE JOINTLY DEVELOPED DURING
            FIRST 90 DAYS OF AGREEMENT                                    65

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Proprietary Statement

The information contained in this document prepared for American Axle & Manufacturing, Inc. (AAM), is confidential and proprietary to Electronic Data Systems Corporation (EDS). EDS submits this document with the express understanding that it will be held in strict confidence by AAM and will not be duplicated or used by AAM for any purpose, in whole or in part, other than for the evaluation of EDS, without the written consent of EDS. The subject of this document and the matters described herein shall not be disclosed except to employees of AAM on a need-to-know basis. If, however, a contract is awarded to EDS, AAM shall have the right to duplicate, use, or disclose the information to the extent provided in the resulting contract.

Copyright (C)1998 Electronic Data Systems Corporation. All rights reserved. EDS is an equal opportunity employer, m/f/v/d.

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Scope

This Statement of Work (SOW) describes Services (the "Services") to be performed by EDS on behalf of AAM. The Services generally include the maintenance and operation of AAM's existing computer hardware, data communication facilities, and software applications (including "Legacy Applications" and "Non-Legacy Applications," as defined below), as further described herein.

There may be, as of the Effective Date, certain projects in process or contemplated by AAM that are related to new systems, data communications, or infrastructure development and/or implementation that are outside the scope of this Agreement and SOW. Such projects will be addressed under the Customer Service Request ("CSR") process and constitute Additional Services.

There are, as of the Effective Date, certain Legacy Applications (as described in Exhibit I) that are still required by AAM, but which AAM envisions discontinuing over time. EDS will provide those Services specified in Exhibit J for Legacy Applications at the charges set forth in Schedule 9.1. At such time as AAM discontinues use of any Legacy Application, the EDS charge to AAM will be reduced by the amount specified in Schedule 9.1 with respect to such Legacy Application.

The services as outlined in this SOW will not commence for support of the Enterprise Resource Planning Manufacturing system and the American Axle & Manufacturing Human Resources and Payroll system until the specified date in
Schedule 9.1. The support of these systems will continue under separate agreements until this specified date.

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

Introduction

This SOW is organized into the following sections:

     o    Assumptions

     o    Applications Support

     o    Operations Support

     o    Account Organization

     o    Responsibilities

     o    Pricing

The Assumptions section sets forth business and technical assumptions that are foundational to the integrity, deliverability, and pricing of the Services described in the SOW.

The Applications Support section describes the Services that will be performed relative to AAM Legacy and Non-Legacy Applications. Information about the computer applications comprehended by this SOW may be found as follows:
Exhibit A "Schedule of Non-Legacy Applications to be Supported", Exhibit B "Schedule of Legacy Applications to be Supported", Exhibit G "Description of Non-Legacy Applications", Exhibit H "EDS Services for Non-Legacy Applications", Exhibit I "Description of Legacy Applications, Exhibit J "Description of Services for Legacy Applications".


The Operations Support section provides separate schedules of the types of hardware (Exhibit C), software (Exhibit D) and communications (Exhibit E) to be operated. It also furnishes a description of the Services that EDS will provide related to the elements identified by those schedules.

The Account Organization section provides information depicting the proposed EDS AAM Account organization and related job responsibilities.

The AAM Responsibilities section delineates the additional responsibilities that AAM has with respect to this SOW.

The Services described in this document apply, as appropriate, to the AAM locations identified in the Agreement only.

The Services described in this SOW may be extended to other future AAM locations according to terms as may subsequently be agreed between the parties as Additional Services.

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

Assumptions

The following represent both the business and technical assumptions that are foundational to the integrity, deliverability and pricing of the Services described in this SOW:

Business Assumptions

     o All computer hardware and software, except as otherwise noted, are supplied and owned by AAM.

     o All third-party maintenance agreements for computer hardware and software are the responsibility of AAM.

     o AAM will remain substantially in the same business during the term of this agreement: a manufacturer of driveline systems, chassis components, forged products, and associated Services.

     o AAM will continue to do business at the locations identified in the Agreement.

     o Service availability is subject to the observance by EDS employees of AAM recognized holidays.

     o ERP Oracle Automotive and Release 11 are outside the scope of this Agreement.

     o    ERP Manufacturing Support Services will commence on August 1, 1998.

     o    HR/Payroll support services will commence on June 1, 1999.

     o    AAM will pay cellular phone charges of only the Account Executive

     o    Any study or other documentation paid for by AAM will belong to AAM

          *    AAM may use this documentation for any purpose deemed appropriate

          * EDS will not add their logo or EDS Confidential footer, and may not add any information considered EDS Confidential

     o    Any  study or other documentation paid for by EDS will belong to EDS

          *    EDS may use this documentation for any purpose deemed appropriate

          *    EDS may add their logo or EDS Confidential footer

     o The list of items referenced in Exhibit L will be mutually completed within 90 days of commencement of this agreement

     o AAM will purchase the agreed upon Customer Care Center software to monitor the network, track trouble tickets and generate reports not to exceed $450,000.


     o All Customer Care Center metrics tracking and reporting will commence upon implementation of the aforementioned software.

     o Any EDS price reductions resulting from system or process improvements will be negotiated between the AAM Vice President of MIS and the EDS Vice President of Operations.
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

Technical Assumptions

     o The quantity of servers covered by this SOW are those deployed as of the Effective Date. Additional servers and support Services may be added as mutually agreed upon between the Parties as Additional Services.

     o All hardware maintenance of the NT server platform is included as part of this agreement to the extent of the manufacturers' warranty available on a pass-through basis. Additional future maintenance is the responsibility of AAM. UNIX server hardware maintenance has been paid by AAM for those servers deployed as of the Effective Date. Additional future maintenance for hardware/software is outside the scope of this agreement.

     o All AAM Personal Computers (PCs) and printer support is included as part of this agreement to the extent of the manufacturers' warranty available on a pass-through basis. Additional future maintenance is the responsibility of AAM. Any changes to device configuration standards will be mutually agreed upon by AAM and EDS. Changes to configurations and non standard software will be charged at the time and material rates to be agreed between the Parties.

     o AAM will allow only EDS to move Information Technology (IT) infrastructure devices.

     o Cost for licenses and software that have been paid by AAM are not within the scope of this SOW.

     o Third party maintenance contracts needed to meet the agreed Service metrics are not included in the scope of this SOW.

     o Third-party software support is limited to that software that is also developer supported. The current version and the prior version of the software are comprehended.

     o Charges are based on call volume to the Customer Care Center (CCC) of 2100 calls per month or less. Any additional call volume sustained over a 90 day period will result in increased staff at a rate to be negotiated.


     o Thirty (30) desktop moves/installs/software upgrades per month are included within the scope of this SOW. Moves/installs in excess of 30 per month will be provided at EDS' standard commercial time and material rates.

     o Spare equipment and parts needed to meet the Service levels defined in this SOW are managed by EDS and owned by AAM and are included within the scope of this Agreement. Five spare PCs will be located in the AAM vault.

     o EDS will provide one point of contact for all computer related user problems or assistance (see First Level Customer Support). If problems are reported directly to a non-CCC EDS person, that person will be responsible for alerting the CCC so that all problems may be properly recorded and reported.

     o EDS employees will have access to the EDS Intranet through the network to access EDS productivity tools, processes, and communications.

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

Applications Support Services

EDS will perform the following services as outlined in Exhibits H and J for the associated systems. Exhibits A and B identify at which facilities these systems are supported. Non-Legacy Applications are described in Exhibit G. Legacy Applications are described in Exhibit I. Applications Support Services are grouped into three general categories:

     o    Production Support Services
     o    Data Management Services
     o    Change Management Services

Services pertain to all applications listed in Exhibits A and B unless otherwise noted.

Production Support Services

Application Code Correction

Service Owner:  EDS Production Support Manager

Service Description: Application Code Correction Services are delivered when an application is in a failure state or EDS is alerted that the potential for failure exists. EDS will coordinate the identification and correction of the problem.

Service Trigger: Normally, the need for these Services arises from one of the following sources:


     o    The software vendor alerts EDS that an error exists
     o    EDS observes that the application has experienced a hard failure state
     o The applications system user or other person may report an application failure

The delivery of these Services may sometimes overlap with other EDS Application Support Services.

Service Deliverables: EDS will provide and/or utilize the following with respect to the delivery of these Services:

     o    Skilled problem analysis and resolution personnel
     o    Hardware and software tools
     o    Change control procedures
     o    Application maintenance methodologies
In some instances EDS may use third party personnel.

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Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m. (on call 24 hours, 7 days)

Service Start:  Within one hour of reported failure

Service Complete: Severity 1 A severity 1 problem is one which has caused a mission critical function to be unavailable. Problem analysis will be begin within one hour of reported failure. EDS will apply resources around the clock until code is fixed.

Severity 2 A severity 2 problem is one which has caused a slowdown within a function that is mission critical. Problem analysis will commence within one hour of reported dysfunction unless the problem occurs during off hours - then analysis will begin first thing on the next business day. EDS will apply resources continually during regular business hours until the problem is resolved.

Severity 3 A severity 3 problem is one in which a function is affected but work-arounds are available. Problem analysis will begin within one hour of reported dysfunction unless EDS resources are consumed addressing Severity 1 or Severity 2 problems. EDS will apply resources continually during regular business hours unless preempted by Severity 1 or Severity 2 problems.

Application Documentation

Service Owner:  EDS Site Managers


                EDS Project Manager(s)

                EDS Application Support Manager

Service Description: EDS will procure and maintain such documentation as the various hardware, software, and communications vendors provide related to their respective products. In instances where EDS has modified vendor products, EDS will create and maintain documentation related to those changes. EDS will communicate the implementation of system changes to affected users and supply them documentation as needed.

Service Trigger: These Services are triggered by one or more of the following events:

    o     Vendor enhancements

    o     AAM MIS or user requested changes

    o     Custom changes

    o     EDS Production Support group changes

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Service Deliverables: EDS will supply or maintain the following resources in support of these Services:

    o      Change control procedures

    o      AAM provided software

    o      Appropriately skilled people

    o      AAM provided Hardware

Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.

Service Level: No new system component will be promoted to production status unless documentation is completed and available to affected users.

Application Enhancements

Service Owner:  EDS Production Support Manager

Service Description: This Service delivered when an appropriately authorized AAM person requests a change to an application that does not arise from a problem condition. EDS will analyze the change to be performed and will document and propose a recommendation for implementation and will communicate such recommendation to the appropriate AAM person(s). In instances where some aspect of the recommended solution causes it to be outside the scope of this SOW, EDS will prepare a Customer Service Request (CSR) for AAM consideration and approval. Development and implementation of Application enhancements are outside the scope of this SOW and constitute Additional Services subject to additional charges.

Service Trigger:  Customer requirements

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled people

     o    AAM provided necessary Hardware

     o    AM provided necessary Software

     o    Application development methodologies

     o    Appropriate change control procedures

Service Metrics:

Availability:  Monday - Friday
               8 a.m. - 5 p.m.
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Service Level: AAM and EDS will agree, on a case basis, as to a reasonable time frame for analysis and solution recommendation. If AAM desires an implementation schedule that cannot be met using regularly available staff, AAM may use the CSR procedure to accelerate implementation.

Application Performance Monitoring

Service Owner:   EDS Production Support Manager

Service Description: EDS will create and maintain performance specifications for all applications. Specifications will include but not necessarily be limited to the following:

   o      Scheduled run times

   o      Expected response times

   o      Required report distribution

   o      AAM performance issue contact(s)


EDS will take all reasonable actions to assure that application performance specifications are met and maintained. EDS will report application performance statistics at agreed regular intervals.

Service Trigger: Application Performance Monitoring will be ongoing. EDS will employ AAM provided computer software for the automatic recording of application related statistics. Special additional monitoring Service activities may be initiated as a result of user reported poor application performance or failure.

Service Deliverables: The following resources will be supplied by EDS in support of Application Monitoring Services:

    o    Automated AAM provided application performance monitoring software

    o    Computer operations personnel

    o    Required AAM provided computer and/or other hardware

    o    Agreed application performance standards documentation

Delivery of this Service may require overlap with other agreed Services.

Service Metrics:

Service Level

Severity 1 A severity 1 problem is one which has caused a mission critical function to be unavailable. Problem analysis will be begin within one hour of reported failure. EDS will apply resources around the clock until code is fixed.

Severity 2 A severity 2 problem is one which has caused a slowdown within a function that is mission critical. Problem analysis will commence within one hour of reported

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

dysfunction unless the problem occurs during off hours - then analysis will begin first thing on the next business day. EDS will apply resources continually during regular business hours until the problem is resolved.

Severity 3 A severity 3 problem is one in which a function is affected but work-arounds are available. Problem analysis will begin within one hour of reported dysfunction unless EDS resources are consumed addressing Severity 1 or Severity 2 problems. EDS will apply resources continually during regular business hours unless preempted by Severity 1 or Severity 2 problems.

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.


Application Problem Analysis

Service Owner:  EDS Production Support Manager

Service Description: The Application Problem Analysis Service is delivered when performance, results, or other non-failure problem exists related to an application program. EDS will cause analysis of the problem to be performed and will document and propose a recommendation for correction and communicate such recommendation to the appropriate AAM person(s). In instances where some aspect of the recommended solution causes it to be outside the scope of this SOW, EDS will prepare a Customer Service Request (CSR) for AAM consideration and approval.

Service Trigger: This Service is normally triggered when an AAM associate alerts the Customer Care Center (CCC) that they are experiencing a performance problem or that the application has produced undesirable or unexpected results. A Trouble Ticket from the CCC will be generated and forwarded to EDS Production Support.

Service Deliverables:  EDS will provide and/or maintain the following:

o     Appropriate methodologies

o     Qualified people

o     AAM provided test environment

o     AAM provided tools and software

Service Metrics:

Availability:     Monday - Friday
                  6 a.m. - 6 p.m.

Service Level:  See Exhibit F
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

Application Security

Service Owner:  EDS Production Support Manager
                EDS Operations Manager

Service Description: EDS will provide a secure applications environment consisting of but not limited to the following:

    o Physical environment - EDS will monitor computer rooms and maintain a log related to physical access activity while EDS personnel are present. When EDS personnel are not present, physical security is the responsibility of AAM security forces. Working with AAM, EDS will attempt to limit physical access to computer facilities to authorized persons only. EDS will also make recommendations with respect to steps, if any, that should be taken by AAM to assure that computer room facilities are:
         - Reasonably protected against fire and water damage
         - Reasonably protected against power failure disruptions

    o Electronic environment - EDS will ensure that centrally stored applications and data are accessible only by authorized persons.

Service Triggers: Normally this Service is initiated by one or more of the following:

     o    Software alert of an attempted security violation

     o    Alert to the CCC that access is denied

     o    Observation of physical security breech attempt

Service Deliverables: EDS will supply or maintain the following resources in support of this Service:

     o    AAM supplied computer and other hardware

     o    AAM supplied software

     o    Appropriately skilled people

     o    Documented processes

Service Metrics:

Availability:  7 days, 24 hours

Service Level:  Monthly report of security incidents, otherwise see Exhibit F.

Job Restart

Service Owner:  EDS Production Support Manager
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Service Description: When a server or mainframe computer application terminates abnormally, EDS will attempt to restart the job such that all data is recovered, and the application hardware, software, and communications environment is restored.

Service Trigger: An abnormal server or mainframe application termination triggers this Service. Abnormal termination may be caused by such events as electrical power, hardware, software, and communications failures, or by application code error.


Service Deliverables: EDS will use all reasonable means to maintain an operating environment such that alternate compute platforms are available as required to deliver Job Restart Services. EDS will furnish as required, EDS or third party personnel with the skills needed to perform all Job Restart Services.

Service Metrics

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.
                  On call - 24 hours

Data Management Services

Database Maintenance

Service Owner:  EDS Production Support Manager

Service Description: EDS will maintain AAM corporate databases such that, subject to the capability of installed Database Management Software (DBMS), information is efficiently stored, accessibility is appropriately controlled, and response times are within agreed specifications.

Service Triggers: The following are the normal triggers for database maintenance Services:

     o    Vendor requirements

     o    Application changes

     o    AAM customer requirements

Service Deliverables:  EDS will provide:

     o    Appropriately skilled people

     o    Application development methodologies

     o    Appropriate change control procedures

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EDS will maintain the following resources in support of this Service:

     o    Necessary Hardware

     o    Necessary Software

Service Metrics:


Availability:  Monday - Friday
               8 a.m. - 5 p.m.

Service Level: AAM and EDS will agree, on a case basis, as to a reasonable time frame for analysis and implementation.

Software Update Installation

Service Owner:  EDS Production Support Manager

Service Description: EDS will receive, test, and install new Non-Legacy Application software updates in a manner such that new releases are deployed in the production environment. EDS and AAM will agree as to a reasonable implementation date. If AAM desires an implementation date that cannot be achieved using available EDS account personnel, the additional resources will be supplied by EDS via the CSR process as an Additional Service.

Service Triggers: Software Installation Services are triggered by a combination of new software releases from vendors and desire on the part of AAM for their deployment.

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled people

     o    AAM provided hardware

     o    AAM provided software

     o    Application development methodologies

     o    Appropriate change control procedures

Service Metrics:

Availability:  Monday - Friday
               8 a.m. - 5 p.m.

Service Level: AAM and EDS will agree, on a case basis, as to a reasonable time frame for analysis and implementation.

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Change Management Services

Change Management

Service Owner:  EDS Manager of Production Support

                EDS Manager of Operations

Service Description: After change management methodologies have been satisfied with respect to code modifications, EDS will "promote" modified application code to production status. EDS will also maintain and communicate, as needed, documentation reflecting the changes effected. EDS will release new software updates in a manner such that new versions are deployed in the production environment.

EDS will also control changes related to hardware and data communication technology components of the AAM system such that all affected parties are informed and changes occur without incident.

Service Triggers: Hardware, software, and communications technology change usually occurs as a result of one or more of the following:

     o    Implementation of the AAM Technology Plan

     o    Dynamic customer requirements

     o    Unanticipated system problems

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled people

     o    Change control methodologies

     o    Necessary AAM provided version control software

     o    Inventory of approved software licenses by individual machine.

Service Metrics:

Availability:  Monday - Friday
               8 a.m. - 5 p.m.

Operations Services

Computer Operations

Service Owner:  EDS Operations Manager
                EDS Site Managers

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Service Description: EDS will perform required tasks related to the operation of the AAM server and/or mainframe computing environment including:


     o    Operations documentation

     o    Job scheduling

     o    Console operations

     o    Tape operations

     o    Print operations

     o    Job monitoring

     o    Capacity monitoring

     o    Scheduled data backup

     o    Scheduled system backup

Service Triggers:  This Service is driven by the computer schedule.

Service Deliverables: EDS will supply and/or maintain the following resources in support of Computer Operations Services:

     o    Appropriately skilled personnel

     o    AAM provided computer hardware

     o    AAM provided computer software

     o    Operational documentation

Availability:   Monday - Friday
                8 a.m. - 5 p.m.
                on call 24 hours - 7 days


Change Control

Service Owner:  EDS Operations Manager

Service Description: EDS will schedule all changes to supported hardware, software, and communication components. EDS will manage the implementation of these changes such that they are accomplished in an "event free" manner. EDS will coordinate the documentation of all changes and communicate schedules for change on a timely basis to all affected AAM associates and / or other persons.

Service Triggers: Normally the need for Change Control Services is derived from one or more of the following:

     o    Vendor initiated software changes

     o    Vendor initiated changes to computer or communications hardware


[AAM LOGO]                                                          [EDS LOGO]

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     o    Alteration of AAM business processes

     o    Government mandates

     o Errors related to production hardware, software, or communications components

     o    Hardware upgrades

Service Deliverables: EDS will provide and/or maintain the following in performance of Change Control Services:

     o    Change Control Methodology

     o    Priority list of changes

     o    Change Control Team

Service Metrics:

Availability:  Monday - Friday
               8 a.m. - 5 p.m.

Coordination of Information Technology for Engineering

Service Owner:  EDS Site Manager for AAM Technology Center

Service Description: EDS Coordination of Information Technology Engineering Services includes the following activities:

     o Creation and maintenance of standards for engineering system functionality and operation

     o Coordination and communication of hardware and software vendor capabilities and activities

     o Coordination and communication related to the information technology needs of AAM customers

     o    Coordination of information technology problem resolution

     o    User education

     o Procurement of AAM requested and AAM approved engineering technologies.

Service Triggers: This Service will normally be initiated as a result of one or more of the following events:


     o    AAM customer requests

     o    Requests by hardware and/or software vendors

     o    User problems

Service Deliverables: EDS will provide and/or maintain the following resources in support of these Services:

[AAM LOGO]                                                          [EDS LOGO]

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     o    Software applications

     o    Engineering information technology hardware

     o    Engineering information technology communication networks

     o    Appropriately skilled personnel

     o     Appropriate educational curricula, materials, and delivery resources

Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.

Data Communications Network Environment Maintenance

Service Owner:  EDS Operations Manager

Service Description: EDS will perform or coordinate the performance of all duties related to the procurement and/or maintenance of a data communications network capable of delivering error-free information from point-to point as the business needs of AAM require see Exhibit E

Service Triggers: This Service is normally initiated by one or more of the following events:

     o    Incoming or outgoing data generated by:
          -  Computers
          -  Factory floor devices
          -  Databases
          -  Application programs

     o    User requests

     o    Communications technology changes

     o    Changes in business requirements


Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled personnel

     o    Appropriate documentation

     o    Carrier and/or vendor relationships

          AAM provided diagnostic hardware and software

Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.
                  7 Days 24 Hours (Emergency)

[AAM LOGO]                                                          [EDS LOGO]

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Desktop Environment Maintenance

Service Owner:  EDS Operations Manager
                EDS Site Managers

Service Description: EDS will deploy new versions of personal computer operating system, and applications software as authorized by AAM. EDS will also install, relocate, and upgrade desktop hardware as requested by AAM. This to be accomplished in a manner such that usage is not interrupted for the AAM user.

Deployment schedules will be agreed between the parties. In the event EDS cannot meet the requested schedules using agreed EDS staffing, AAM may accelerate deployment by means of the CSR process as an Additional Service.

Service Triggers: This Service is normally triggered by one or more of the following events:

     o    New AAM approved client software

     o    New AAM approved client hardware

     o    AAM user request

     o    Hardware and/or software vendor mandated changes

     o    New versions of software

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:


     o    Appropriately Skilled personnel

     o    Appropriate hardware and/or software tools

     o    Work order procedures

     o    Project plans as required

[AAM LOGO]                                                          [EDS LOGO]

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Service Metrics:

Availability:     Monday - Friday
                  8:00 a.m. - 5 p.m. Detroit
                  7:30 a.m.- 4:00 Three Rivers
                  7:00 a.m. - 4 p.m. (Western New York)
                  On call 24 hours - 7 days

--------------------------------------- --------------- ----------------- ---------------- -----------------
Hardware/Software Maintenance           Business Hours  Business Hours    Non Business     Non Business
                                                                          Hours            Hours
--------------------------------------- --------------- ----------------- ---------------- -----------------
Service Type                            Response        Repair            Response         Repair
--------------------------------------- --------------- ----------------- ---------------- -----------------
Server Service
--------------------------------------- --------------- ----------------- ---------------- -----------------
     *  Urgent                          15 Minutes      1 Hour            1 Hour           4 Hour
                                                        diagnostic                         Diagnostic
--------------------------------------- --------------- ----------------- ---------------- -----------------

--------------------------------------- --------------- ----------------- ---------------- -----------------
    ** Non-Urgent                       1 Hour          4 Hour            Next Business    Next Business
                                                        Diagnostic        day              day
--------------------------------------- --------------- ----------------- ---------------- -----------------
Workstation Service
--------------------------------------- --------------- ----------------- ---------------- -----------------
     *  Urgent                          30 Minutes      2 Hour On-Site    Next Business    Next Business
                                                        Diagnostic        day              day
--------------------------------------- --------------- ----------------- ---------------- -----------------

--------------------------------------- --------------- ----------------- ---------------- -----------------
    ** Non-Urgent                       4 Hours         8 Business        Next Business    Next Business
                                                        Hours to Repair   day              day or as
                                                        or as dictated                     dictated by
                                                        by supplier                        supplier
                                                        limitations                        limitations
--------------------------------------- --------------- ----------------- ---------------- -----------------


--------------------------------------- --------------- ----------------- ---------------- -----------------


* Urgent Service for LAN server is defined as that required as a result of a hardware/software failure that affects multiple users, and/or impacts a critical AAM production or business process. Urgent Service requests in excess of ten in any month for single personal computers will be charged at EDS' standard commercial rates for such Services.

** Non-Urgent is defined as that required as a result of problems /failures that do not effect AAM critical production or business processes and are typically related to a single or small number of personal computers.



------------------------------------------------- ---------------------------- -----------------------------
Installs/Moves/Upgrades
------------------------------------------------- ---------------------------- -----------------------------
Response Service                                  Response Time                Time Completion
------------------------------------------------- ---------------------------- -----------------------------
Desktop Install 1 - 4 Units                       8 Hours                      3 Business Days
------------------------------------------------- ---------------------------- -----------------------------
                5 - 10 Units                      8 Hours                      8 Business Days
------------------------------------------------- ---------------------------- -----------------------------
               11 - + Units                       8 Hours                      Scheduled as Project
------------------------------------------------- ---------------------------- -----------------------------

[AAM LOGO]                                                          [EDS LOGO]

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Disaster Recovery Procedures

Service Owner:  EDS Production Support Manager

Service Description: EDS will maintain disaster recovery procedures that will describe the process intended to assure timely recovery from an information technology disaster event. Actual implementation of disaster recovery Services are outside the scope of this SOW, but will be provided as an Additional Service for an additional charge. Disaster Recovery Procedures will identify the following:

     o    Steps to be taken in the event of a disaster

     o    AAM or other individuals to be involved in recovery

     o    Other resources required for recovery


          -  Disaster Recovery Plan

          -  Hardware

          -  Software

          -  Applications

          -  Data

          -  Facilities

     o    Maintenance of procedures related to the above

Service Triggers: Development and revision of Disaster Recovery Procedures are usually triggered by one or more of the following:

     o    Information technology disaster

     o    Regular planned maintenance intervals

     o    Changes in the AAM production system portfolio

     o    Changes in AAM business needs

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    A disaster recovery plan

     o    Periodic disaster plan test and validation

     o Offsite storage of software, applications, and data required for recovery

     o Vendor commitments for AAM provided hardware, software, and communication resource replacement

     o    Appropriately skilled personnel

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Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.
                  on call 24 hours - 7 days

                  Beginning September 1, 1998


Service Level: The Disaster Recovery Plan will be reviewed and updated as required or not less than annually.

Note: EDS will provide pricing options to AAM on September 1, 1998 for a full Disaster Recovery Services.

Enforce Security

Service Owner:  EDS Operations Manager

Service Description: EDS will implement and enforce the security policies of AAM and EDS. This Service includes, working with AAM security forces, the physical securing of the various EDS controlled computer rooms throughout AAM as well as the electronically stored AAM software, applications, and data. EDS will perform ongoing oversight of both physical and electronically stored information technology assets. EDS will report physical security violations immediately to designated AAM security and/or AAM MIS security management personnel. EDS will generate reports at intervals indicating agreed levels of access history. This Service to be performed in a manner such that AAM information technology assets are protected from unauthorized access, destruction, contamination, or modification.

Service Triggers: This Service will normally be initiated as a result of one or more of the following events:

     o Adds, deletes, or changes to AAM authorized physical or electronic access requirements

     o    Changes mandated by technology

     o    AAM customer security requirements

     o    Government, insurance underwriter, or third party mandate

Service Deliverables: EDS will supply and/or maintain the following resources in the delivery of this Service:

     o    AAM provided, physically secured computer rooms

     o    AAM provided electronic access security software

     o    Physical and electronic security procedures

     o    AAM provided software to prevent contamination by computer viruses

[AAM LOGO]                                                          [EDS LOGO]

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     o    Forms - electronic or otherwise to facilitate the above


Service Metrics:

Availability: Seven days per week, 24 hours per day or same as computer operations scheduled up-time.

Service Level: Security reports will be generated for AAM management on a monthly basis or as reasonably required by AAM.

First Level Customer Support

Service Owner:  EDS Operations Manager

Service Description: EDS will maintain a Customer Care Center (CCC) which will provide the following:

     o A single point of contact for problems related to hardware, software, applications, and/or communications

     o    Problem recording and tracking

     o    Problem escalation

     o    Problem solution coordination

     o    Problem resolution

     o    Customer information

     o Communication of hardware, software, Application, and communication information to AAM system users

     o    AAM and EDS will agree to a standard set of management reports.

Service Triggers: Normally First Level Customer Support Services are initiated by one or both of the following:

     o Customer problems related to hardware, software, applications, or communications.

     o Customer questions related to hardware, software, applications, or communications.

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Personnel appropriately skilled in:

          - Computer hardware technology

          - AAM and EDS approved computer software

          - AAM production applications

[AAM LOGO]                                                          [EDS LOGO]


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          - Communications technologies

     o AAM provided software necessary for problem analysis, tracking, and mutually agreed scheduled reporting

     o    Operational documentation

Service Metrics:

Please see Exhibit F.

Information Technology Asset Tracking

Service Owner:  EDS Operations Manager

Service Description: EDS will create and maintain an accurate inventory of AAM information technology assets that are supported by EDS. At agreed intervals EDS will produce reports containing a complete listing of all information technology asset inventories. Such reporting will be in a format agreeable to AAM management and containing sufficient detail for efficient inventory management.

Service Triggers: This Service will normally be initiated as a result of one or more of the following events:

     o    Full asset inventory

     o    Additions to inventory

     o    Deletions from inventory

     o    Changes to asset items

     o    Customer requirement changes

     o    Customer requested moves performed by EDS

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled personnel

     o    Inventory methodologies

Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.


Information Technology Directional Consulting

Service Owner:  EDS Account Manager

[AAM LOGO]                                                          [EDS LOGO]

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Service Description: EDS will from time to time advise AAM on potential impacts and/or benefits of changing information technologies. Such Services will include technical presentations, answers to technical direction questions, technology white papers, and technology directional recommendations.

Service Triggers: This Service will normally be initiated as a result of one or more of the following events:

     o    AAM questions

     o    AAM requests

     o    Technology changes

     o    The AAM RFP process

Service Deliverables: EDS will provide the following resources in support of this Service:

     o    Appropriately skilled personnel

     o    Internal EDS support groups

     o    EDS initiated white papers

     o    EDS technology improvement proposals

Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.

Information Technology Management

Service Owner:  EDS Account Manager

Service Description: EDS will manage the processes involved with the delivery of information technology Services to AAM. This will be accomplished such that these Services are delivered in a consistent, reliable manner that reasonably conforms to the requirements of this SOW. Delivery Services include:

Procurement and maintenance of appropriately qualified personnel


     o    Implementation of Service metrics reflecting AAM expectations

     o    Monitoring of Service metrics

     o    Provision of, and adherence to appropriate methodologies

     o Communication of information technology Services status to AAM management

          -  Performance to agreed metrics

          -  Status of information technology projects

[AAM LOGO]                                                          [EDS LOGO]

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     o    Recommendations and advice relative to information technology issues and opportunities.

Service Triggers: Any and all of the Services referenced in this SOW are subject to the delivery Services described above.

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled personnel

     o    Appropriate information technology management methodologies

     o    Information technology delivery metrics

Service Metrics:

Availability:     Monday - Friday
                  8 p.m. - 5 p.m.

Information Technology Planning

Service Owner:  EDS Account Manager

Service Description: EDS will assist AAM, as reasonably requested, in the creation and maintenance of the AAM Information Technologies Strategic Plan. Areas of EDS assistance may include the following:

     o    Assessment of the AAM "as is" situation

     o Conception of a "to be" situation that is supportive of the AAM Business Plan

     o    Performance of a "gap analysis" identifying capability shortfalls


     o Identification of steps required to bridge between "as is" and "to be" situations

Service Triggers: This Service will normally be initiated as a result of one or more of the following events:

     o    AAM request for EDS assistance

     o    Changes in available or foreseen information technologies

     o    Changes in the AAM Business Plan

Service Deliverables: EDS will provide or maintain the following resources in support of this Service.

     o    Appropriately skilled personnel

     o    Formal AAM Information Technology Plan

     o    Information technology planning methodologies

[AAM LOGO]                                                          [EDS LOGO]

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Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.

Information Technologies Status Reporting

Service Owner:  EDS Account Manager

Service Description: EDS will provide reports to AAM management on an agreed periodic, or other mutually agreed basis, related to the status of information technology Services. Information to be included in this reporting may include but may not necessarily be limited to the following:

     o    Performance of EDS with respect to mutually agreed metrics

     o    Status of any and all projects in progress

Service Triggers: This Service will normally be initiated as a result of one or more of the following events:

     o    Agreed reporting intervals

     o    Special AAM management request

     o    Special EDS request


Service Metrics:

Availability:  Monday - Friday
               8 a.m. - 5 p.m.

Service Level: Information Technology Status reports will be produced on a mutually agreed basis.

Information Technology Supplier Management

Service Owner:  EDS Operations Support Manager

Service Description: EDS will, as agent for AAM, interface between AAM and all information technology suppliers who provide Services which are part of, or related to, the EDS Services. EDS will maintain and report to AAM the status of operating system, application, and database software including version, revision, maintenance, and expiration dates. As indicated by status, EDS will prepare information required for AAM Purchase Orders. EDS will place orders, track, expedite, receive, and recommend payment as appropriate for hardware, software, and communications products and Services.

Service Triggers: This Service will normally be initiated as a result of one or more of the following events:

     o    Requests for purchase

[AAM LOGO]                                                          [EDS LOGO]

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     o    Requests for Service

     o    Requests for quote

     o    Requests for change

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled personnel

     o    Asset tracking methodologies

     o    Asset management software

Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.

Markup and Rebill


Service Owner:  EDS Financial Analysis

Service Description: AAM may find it convenient from time to time to have EDS coordinate the provision of Services from third parties. EDS and AAM will agree on a Service fee to be added by EDS to third party charges. In instances where such Services are billed directly to EDS, EDS will add the agreed Service fee to such direct billings before passing then to AAM via the appropriate EDS monthly invoice. Examples of such Services are as follows:

     o    Hardware

     o    Time sharing Services

     o    Software or software licenses

     o    Hardware or software maintenance costs

Service Triggers: This Service is normally initiated by one or both of the following events:

     o    Monthly EDS invoice

     o    Special customer requests

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled personnel

     o    Billing Methodologies

     o    Billing documentation

[AAM LOGO]                                                          [EDS LOGO]

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Service Metrics:

Availability:  Monday - Friday
               8 a.m. - 5 p.m.

Model Office

Service Owner:  EDS Production Support Manager

Service Description: EDS will maintain a model office environment for the thorough testing of application software releases or changes as indicated by Exhibits G and J, and hardware changes before they are released for production.

Service Triggers: This Service may be initiated through one or more of the following events:

     o    CSRs

     o    New hardware

     o    New software

     o    Software upgrades

     o    Change in AAM requirements

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o Appropriate test facilities including AAM provided hardware, software, and communications

     o    Test data as required

     o    Testing methodologies

     o    Appropriate change control procedures

Service Metrics:

Availability:  Monday - Friday
               8 a.m. - 5 p.m.

Monitor CSRs

Service Owner:  EDS Business Analysis

Service Description: EDS will monitor active CSRs such that the following is accomplished:

     o    All CSRs are billed properly

     o    All CSRs are closed according to terms

[AAM LOGO]                                                          [EDS LOGO]

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     o    No CSR continues to be billed to AAM after it is closed according to terms.

     o    EDS will report CSR status on an agreed periodic basis.

Service Triggers: This Service is initiated as a result of one or both of the following events:


     o    Regular CSR reporting interval

     o    Special request by AAM

Service Deliverables: EDS will provide or maintain the following resources in support of this Service:

     o    Appropriately skilled personnel

     o    A CSR process

     o    CSR documentation

Service Metrics:

Availability:  Monday - Friday
               8 a.m. - 5 p.m.

Monitor Job Execution

Service Owner:  EDS Production Support Manager

Service Description: EDS will monitor the execution of both real-time and batch computer jobs to assure that all run as expected. EDS will identify jobs that abnormally terminate, provide recovery Services, determine the cause of failure, and provide Application Code Correction Services as required. If job completion is dependent on resolution of items in the Oracle Pending Transaction Table, it will be the responsibility of AAM to effect such resolution.

Service Triggers: This Service will normally be initiated as a result of one or both of the following events:

     o    Production jobs scheduled for execution

     o    Predecessor steps, if any, successfully executed

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled personnel

     o    Stable computing environment

     o    On-call technical support

     o    Computer environment monitoring software and hardware

[AAM LOGO]                                                          [EDS LOGO]

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


Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.

Plant Floor Support

Service Owner:  EDS Manager Plant Floor Support

Service Description: EDS will provide analysis of plant floor related opportunities and problems. EDS will make recommendations for improvement of plant floor processes. Recommendations will include detailed description of proposed changes, estimates of expected benefits, and the price for related EDS Services.

Service Triggers: Plant Floor Support Services are normally initiated as a result of one or more of the following:

     o    AAM plant floor associate request

     o    EDS observation of performance improvement opportunities

     o    The AAM Information Technology Plan

Service Deliverables: EDS will provide and / or maintain the following in performance of Plant Floor Support Services:

     o    Appropriately skilled personnel

     o    Studies as reasonably requested

     o    Proposals for improvement

     o    CSR's related to agreed initiatives

     o    Information technology white papers

     o    All resources related to agreed CSRs

Service Metrics:

Availability:     Monday - Friday
                  8 a.m. - 5 p.m.
                  On call 24 hours - 7 days with one hour response for any off-shift production emergency.

Production Job Backup and Recovery

Service Owner:  EDS Production Support Manager

Service Description: EDS will provide backup of data residing on mainframe, mini-computer, or server based production systems. This will be accomplished such that restart and/or recovery may be accomplished subsequent to job failure.


[AAM LOGO]                                                          [EDS LOGO]

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

Backup and recovery job scenarios comprehended by this Service are those attributable to reasonably expected system component failures. Recovery from failures of a catastrophic nature are not addressed under this Service.

Service Triggers: The provision of Production Job Backup and Recovery Services is normally initiated by one or more of the following:

     o    Production job execution

     o    New production job implementation

     o    Changes to production jobs

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled personnel

     o    Production job documentation

     o    AAM provided hardware

     o    AAM provided software

Service Metrics:

Availability:  Monday - Friday
               12 a.m. - 5 p.m.

Production Job Scheduling

Service Owner:  EDS Production Support Manager
                EDS Operations Manager

Service Description: EDS will schedule the execution of production batch jobs such that they execute in the proper sequence, receive the proper AAM provided input, terminate properly, create accurate outputs, and initiate the expected successor computer events.

Service Triggers: The provision of Production Job scheduling Services is normally initiated by one or both of the following:

     o    Computer batch job run schedules

     o    Availability of required input data

Service Deliverables: EDS will provide and/or maintain the following resources in the provision of this Service:

     o    Required technical infrastructure

     o    Appropriately skilled personnel

     o    Computer run schedules

     o    Detailed Production Job Scheduling performance reports

[AAM LOGO]                                                          [EDS LOGO]

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

Service Metrics:

Availability:  7 days - 24 hours

Proposal Development

Service Owner:  EDS Account Manager

Service Description: EDS will assist AAM in achieving its business objectives by proposing, from time to time, new applications for information technologies. The format of EDS proposals will be as follows:

     o    Description of the current state

     o    Description of the future state

     o    Proposed timeline for accomplishing change

     o    Expected benefits to AAM

     o    EDS pricing

Service Triggers: This Service may be initiated by one or more of the following events:

     o    A RFP from AAM MIS management

     o    Request from AAM users or management

     o    An opportunity identified by EDS

     o    Change in government regulations

Service Deliverables: EDS will provide and/or maintain the following resources in support of this Service:

     o    Appropriately skilled personnel


     o    Appropriate software

     o    Proposal methodologies

Service Metrics:

Availability:  Monday - Friday
               8 a.m. - 5 p.m.

Special Requests

Service Owner:  EDS Account Manager

Service Description: From time to time AAM will experience the need for special one-time Services that are different from the Services described elsewhere in this document. EDS will estimate the time required to satisfy the special request using regular site or support staff. If AAM is satisfied with the estimated time of delivery, then EDS will

[AAM LOGO]                                                          [EDS LOGO]

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

accommodate the special request within the scope of this document. If AAM is not satisfied with the estimated delivery time, AAM may provide for improved delivery by requesting that the work be performed using a CSR as an Additional Service for an additional charge.

Service Triggers: This Service is initiated by AAM making request for EDS Services that are outside the scope of this document.

Service Deliverables: EDS will provide this Service using regular account personnel, hardware, software, applications, communications, and facilities.

Service Metrics:

Availability:  Monday  - Friday
               8 a.m. - 5 p.m.

[AAM LOGO]                                                          [EDS LOGO]

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

Account Organization

-------------------------------------------------------------------------------

                         [Account Organization Chart]
                         [Organization Chart Omitted]

-------------------------------------------------------------------------------

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 38

Job Descriptions

EDS Account Team Members' job descriptions are generally as follows. Actual work performed will ordinarily fall within these categories, however, actual tasks performed may vary depending on location or customer need.

Account Executive

The EDS Account Executive is an experienced leader in account management and has overall responsibility for delivering the Services defined in this SOW. Additional responsibilities include maintaining the relationship between AAM and EDS, overall issue resolution, and resource allocation.

Administrative

o Perform administrative support functions relating to personnel, financial, and special projects

o    Plan and coordinate meetings, conference, and employee functions

o Operate required office machinery i.e. personal computers, 10-key, fax, and typewriter

Asset Analyst

o Orders hardware and software when authorized by customer purchase order

o    Tracks orders in process

o    Receives ordered hardware and software

o    Identifies and tags hardware for inventory tracking purposes

o    Coordinates deployment of hardware and software in concert with CCC

o    Creates and tracks invoices for new hardware and software

o    Assists in the evaluation of proposed hardware and software

o    Updates inventory tracking database

Business Analyst

o Applies industry knowledge to determine accuracy and reasonableness of data

o    Assists in implementing enterprise solutions to meet business needs

o Uses knowledge of information technology and the customer's industry to support members of the engagement team


o    Provides design and analysis support for enterprise-wide engagements

o    Provides guidance to team members

o    Provides experience to assess and recommend design alternatives

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 39

o    Reviews integration aspects of business processes and system design

o    Coordinates and participates in testing of software

o    Performs business process configuration activities

o    Typically up to two years experience

Business Analyst - Advanced

o Provides product specific knowledge in the design and analysis support of enterprise-wide engagements

o Applies specific industry knowledge to the clients' industry and information technology to meet business objectives

o Assists in planning the engagement, establishing requirements, and delivering results

o    Provides training in specific areas with the enterprise products

o    Knowledge of at least one functional business area

o    Facilitates sessions during software confirmation

o Provides guidance to team members to tie user requirements to customer direction and goals

o Assists customer focus group leaders with completing implementation activities

o    Provides broad experience to assess and recommend design alternatives

o Ability to review and recommend integration aspects of business processes and systems design

o    Ability to perform business process configuration activities

o    Ability to define testing metrics/measurements

o    Typically two to six years experience


Business Analyst - Senior

o Leads a functional area of an engagement and plays a major role in developing recommendations for customer

o    Applies disciplined methodologies to collect and analyze data

o    Leads a module or an implementation to meet business needs

o Applies extensive knowledge of the customer's industry and information technology to meet customer objectives

o Coordinates planning and definition in the design and analysis support of enterprise-wide engagements

o    Provides training in multiple areas within the enterprise products

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 40

o Expert knowledge of at least one functional area or extensive knowledge of multiple business areas

o    Manages issue resolution

o    Manages project plan to ensure solution of business issues

o    Provides direct input for technical project direction

o    Typically six to ten years experience

Computer Operator

o    Strong customer and problem solving skills

o    General network, hardware and software application knowledge

o    Computer peripherals operation and support experience

o    Typically minimum one year related experience

Corporate Account Manager

The Corporate Account Manager supports information technologies, AAM business systems, and EDS internal systems common across AAM. Examples of supported corporate systems include ERP, HR/Payroll, and AAMTS. This person, working with corporate AAM vice presidents, supports the strategic initiative of IT planning (enterprise and MES level).

Database Administrator


o    Creates and supports database utility procedures

o Analyzes performance indicators and recommends changes to the application process or physical database structure to meet performance metrics

o    Recommends database reorganizations and updates database parameters

o    Executes utility procedures to recover application databases

o    Maintains control programs for database access

o    Develops database standards and procedures

o    Prepares and implements logical and physical database designs

o    Monitors database performance statistics and recommends improvements

Data Modeler

o Interact with customers to gather and discuss business function and system requirements information

o Analyze customer business functions to identify events, processes, relationships, capabilities, and needs

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 41

o Develop and prepare data, event, and process modeling diagrams using automated tools

Engineering Systems Engineer

o Provides engineering application programming systems development and support for systems of medium complexity

o Develops and evaluates alternative engineering systems solutions to meet customer requirements

o Utilizes a systems methodology when developing or supporting systems development

o Modifies program logic involving multiple engineering systems and subsystems

o    Is proficient in two programming languages

o    Understands the customer's business an assigned area of responsibility

o Shares knowledge of current technology and methods with the team and customer


o    Typically a minimum of two years experience

Engineering Systems Engineer - Advanced

o    Advises and mentors customers and team members on technical issues

o    In-depth engineering or manufacturing environment knowledge

o    Proficient in two or more programming languages

o Provides engineering application programming/systems development and support for complex systems

o    Conducts post-implementation reviews

o Develops work breakdown structure for large engineering systems development efforts

o    Possesses knowledge of customer's industry

o    Recommends, test, and evaluates new engineering tools and hardware

o    Typically four to eight years experience

Enterprise Solutions Specialist Level 1 Application Customizer

o    Provides design and analysis support on enterprise-wide engagements

o Applies industry knowledge to determine accuracy and reasonableness of data

o    Assists in implementing enterprise solutions to meet business needs

o Uses knowledge of information technology and the customer's industry to support members of the engagement team

o    Develop interfaces required to support implementation approach

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 42

o    Create customized modifications

o    Assists in loading/testing of system interfaces/conversions

o    Possesses business understanding of the applications

o    Utilizes the vendor tools with the packages

o    Typically a minimum of two years related experience


Enterprise Solutions Specialist Level 2 Application Customizer

o Provides product specific knowledge in the design and analysis support of enterprise-wide engagements

o Applies specific industry knowledge to the client's industry and information technology to meet objectives

o Assist in planning engagement, establishing requirements and delivering results

o    Provide training in specific areas within the enterprise products

o    Knowledge of at least one functional business area

o Define business requirements and develop interfaces required to support implementation approach

o    Create advanced customized modifications

o    Assists in planning and loading/testing of system interfaces/conversions

o    Possesses broad business understanding of the applications

o    Utilizes the vendor tools with the packages

o    Typically two to six years experience

Enterprise Solutions Specialist Level 3 Application Customizer

o Leads a functional area of an engagement and plays a major role in developing recommendations for the customer

o Applies disciplined methodologies to collect and analyze data Leads a module of the application implementation to meet business needs

o Applies extensive knowledge of the customers industry and information technology to meet customer objectives

o Coordinates planning and definition in the design and analysis support of enterprise-wide engagements

o Provides training in multiple areas within the enterprise application products

o Expert knowledge of at least one programming language and extensive knowledge of multiple programming languages

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 43

o Expert knowledge of at least one major vendor product and extensive knowledge of multiple major vendor products

o    Manages issues resolution

o    Manages project plan to assure solution of business and technical issues

o    Provides direct input for technical project direction

o    Typically six to ten years experience

Infrastructure Analyst

o    Familiarity with Windows NT, Windows 95, Microsoft Office, and Microsoft
     Excel

o    Knowledge of network architecture

o    Strong customer skills

o    Strong knowledge of PC hardware

o    Strong problem solving skills

o    Good verbal and written communications skills

o    Typically one to three years experience

Operations Manager

The EDS Operations Manager is responsible for the day to day operation of the AAM computer infrastructure. Execution of this responsibility includes the following tasks: management of infrastructure technology change; network and desktop maintenance; system backup and recovery; performance monitoring; security; and IT asset management.

Project Manager

o Manage and implement interrelated programs/projects from initiation to final operational stage

o Lead empowered, matrixed, virtual teams of EDS, customer, and vendor personnel

o Develop, administer, and control the budget and P & L for the program/project

o    Evaluate performance

o    Work flexible hours

o    Evaluate the performance of subordinates


o    Administer subordinate's compensation

o    Hire/terminate employees

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 44

Site Manager

EDS Site Managers provide an interface to the AAM Plant Managers and Area Managers at all AAM plant sites. The EDS Site Manager will, working with AAM management at each plant location, respond to AAM RFPs and propose IT solutions. In addition, they supervise EDS account team members at each location under their administration.

Systems Administrator

o    Plan and implement routine changes for operating environment

o    Implement change control procedures

o    Demonstrated capability to manage application security environment

o Ensure system/application environment is operating according to design specifications

o Training or field experience with Windows NT, HP Unix, large-scale networks, TCP/IP addressing, DHCP, MS Exchange, MS SQL, and MS SMS software

o    MS or Unix certification or equivalent field experience

o    Typically two to five years experience

Systems Administrator Associate

o    Analyze problems and develop solutions

o    Communicate effectively with individuals or in a group

o    Develop computer programs

o    Multi-task

o    Document complex topics and/or express processes

o    Complete requisite technical training

Systems Administrator - Senior

o    Participate in strategic IT planning


o    Extensive network, hardware, and software application knowledge

o Lead the planning, design, and implementation of complex changes to a heterogeneous operating environment

o Help define enterprise policies and standards across enterprise architecture

o Research and evaluate new products to architect and recommend enterprise improvements

o Expert knowledge of at least one technical area or extensive knowledge of multiple technical areas

o    Typically five to ten years experience

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 45

Systems Engineer

o Provides application programming systems development and support for systems of medium complexity

o Develops and evaluates alternative system solutions to meet customer requirements

o Utilizes a system methodology when developing or supporting systems development

o    Modifies program logic involving multiple systems and subsystems

o    Proficient in two programming languages

o    Understands the customer's business in assigned area of responsibility

o    Shares knowledge of current technology and methods with team and customer

o    Typically minimum two years experience

Systems Engineer - Advanced

o    Advises and mentors customers and team members on technical issues

o    Proficient in two or more programming languages

o Provides application programming/systems development and support for complex systems

o    Conducts post-implementation reviews


o    Develops work breakdown structure for large systems development efforts

Systems Engineer - Senior

o Develops principles and concepts and innovative solutions for the customer enterprise

o Team with customer to assess concerns/requirements and develop specific strategies

o    Employs consistent measurement techniques

o Informs customer about emerging technologies and the business implications of these to projects and the overall customer business

o    Handles diverse and complex assignments concurrently

o    Typically a minimum of eight years experience

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 46

AAM Responsibilities

During the term of the Agreement AAM will perform the following obligations in addition to, or in further explanation of, the obligations set forth in the Service Agreement.

System Operations

o Promptly provide all information, approvals, and acceptances reasonably requested so that EDS can properly deliver Services.

o Provide Systems execution parameters required to enable EDS to properly operate Systems and process data.

o With respect to any direct data entry that AAM is responsible to perform, adhere to agreed-upon data input schedules.

o Maintain AAM controlled on-line tables as necessary to use Existing Systems properly.

o Except as otherwise agreed, perform report decollation and distribution Services.

o Provide interoffice mail and distribution Services or reimburse EDS for same between EDS facilities and AAM locations for EDS generated reports. AAM will pay US Postal Service and express mail charges for AAM materials sent by EDS.


o Observe System Maintenance and downtime schedules set for the production systems.

o AAM will provide all supplies required by EDS in support of Services described in this SOW at no cost to EDS.

Systems and Security

Designate an owner for each system identified in the Schedule of Applications Supported. The AAM systems owner will authorize EDS access to all related programs and data, and approve system changes.

Designate within 30 days of the Effective Date of the Service Agreement, for each AAM location and staff organization within AAM, a limited number of associates to submit and authorize CSR forms.

Be responsible for establishing and communicating to EDS the criteria for allowing EDS personnel to have access to sensitive AAM data contained in databases maintained by EDS. AAM shall periodically review and update such procedures and criteria and so inform EDS. Any such procedures or criteria shall allow EDS such access as is necessary for EDS to perform its obligations hereunder.

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 47

AAM will take all steps reasonably requested by EDS to assure that computer room facilities are adequately air-conditioned and properly protected against:

     o    Fire and water perils

     o    Power disruptions

     o    Unauthorized entry

Provide EDS reasonable notification of pending AAM, government, and other mandates that affect EDS performance of the Services described in this document.

Submit written requirement specifications that are accurate, clearly defined, and complete for Systems Analysis, Systems Development, Systems Enhancements, and other systems engineering Services that AAM desires EDS to perform. Involve EDS as early as possible, starting with the initial Project Planning, to assist in these procedures.

Hardware Related

o Inform EDS of any System or Hardware defect or malfunction immediately following detection.

o    Provide appropriate cabling or other site preparation tasks required by

     EDS for the proper installation of hardware that is to be installed or qualified by EDS.

o Replace, at no cost to EDS, any EDS owned hardware or software stolen or damaged while in the possession of AAM associates.

Relationship

o Work with EDS to establish consistency of Service delivery across all AAM locations.

o In 90 days form a joint team to clearly delineate roles and responsibilities in day to day relationships.

o Work with EDS to identify opportunities for EDS to assist AAM in the achievement of AAM business goals.

o EDS will use commercially reasonably efforts to keep AAM fully informed about the Services provided under this Agreement.

o AAM and EDS will use commercially reasonably efforts to make timely management decisions and communicate information pertaining to the support of AAM's business.

o EDS will review with the AAM Representative the planned training activities pertaining to the AAM business.

o EDS will review with the AAM Representative the planned movement of EDS personnel in and out of the AAM account organization in advance of such movement.

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 48

Exhibit A: Schedule Of Non-Legacy Applications to be Supported


Name of Application       Rochester       Buffalo        Tonawanda         Detroit       Detroit Forge   Three Rivers
                          Hills                                            Gear/
                                                                           Corp.
------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
AAMTS                      x               x               x                x             x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
AGVS                                       x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
APS                                                                                                       x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
CAD                        x               x               x                x             x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
Crystal Reporting          x               x               x                x             x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
ERP Financial              x               x               x                x             x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
ERP Manufacturing          x               x               x                x             x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
LDS                        x               x               x                x             x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
Manifest Build System                                                       x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
MIS STAFF                  x               x               x                x             x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
MQC                                        x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
PIM                        x               x               x                x             x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
Slug Welder                                                                 x
Verification System
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
TELISIS Marking SYSTEM                                                      x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
Trace                                                                       x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 49

Exhibit B: Schedule Of Legacy Applications to be Supported


Name of Application         Rochester       Buffalo        Tonawanda         Detroit       Detroit Forge   Three Rivers
                            Hills                                            Gear/
                                                                             Corp.
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
CPS                                        x               x                x             x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
Det. Stackers
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
Fire & Watch                                                                x             x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
Mainsaver                                                                   x             x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
OLIMPIC                    x               x               x                x             x               x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
PSIC                                       x               x                x             x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------
PU                         x               x               x                x             x
-------------------------  --------------  --------------  ---------------  ------------  --------------  --------------

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 50

Exhibit C: Schedule of Hardware Supported

COMPAQ COMPUTERS:

     o    Deskpro 4/33I
     o    Deskpro 4/66i
     o    DeskPro XE 4/66
     o    Deskpro 575
     o    Deskpro XE 560
     o    Deskpro XL560
     o    Deskpro 2000
     o    Deskpro 590
     o    LTE Lite 4/25e
     o    LTE Lite 4/33c
     o    LTE Lite 4/40
     o    LTE Lite 4/75
     o    LTE Elite 4/40CX
     o    LTE Elite 4/75CX
     o    LTE Elite 5100
     o    LTE Elite 5133
     o    Prolinea 4/33
     o    Prolinea 4/50
     o    Prolinea 466
     o    Prolinea 575
     o    Prolinea 590
     o    Prolinea 5100
     o    Prolinea 5120

Other Computer Hardware Supported

IBM  COMPUTERS:

     o    PS/2 Mod 77
     o    PS/2 Model 30
     o    PS/2 Model 50z

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 51

     o    PS/2 Model 55
     o    PS/2 Model 56
     o    PS/2 Model 60
     o    PS/2 Model 70
     o    PS/2 Model 80
     o    PS/2 Model 95
     o    IBM 300 PL
     o    IBM 300 XL
     o    Value Point 4/33
     o    Think Pad 770


TOSHIBA COMPUTERS:

     o    Toshiba T4700CS

Basic Supported Printers

HEWLETT PACKARD

     o    HP LaserJet 4/4m
     o    HP LaserJet 4L
     o    HP LaserJet 4 Plus
     o    HP LaserJet 4P, 5M, 5L, 5M Color, 6M
     o    HP LaserJet 5 Si
     o    HP LaserJet Color 5
     o    HP DeskJet 1200c
     o    HP DeskJet 500, 600, 800, 900, 1600

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 52

Exhibit D: EDS Installed Infrastructure Software Supported

Desktop Operating Systems

WFW 3.11

Windows NT Workstations 4.0

Desktop Applications

MS Office Standard & Professional

Excel

MS Mail  3.5

MS Outlook 97

Norton Anti Virus for WFW

Norton Anti Virus for NT Workstations

IRMA for the Mainframe v3.x

Visio

Network Operating Systems

MS Windows NT Server 3.51 & 4.0

Exchange server

SNA Server

SMS Server

HP UNIX 9.x & 10.x

Oracle

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 53

Exhibit E: Data Lines Supported

EDS LINK LINES

EDS Link Lines Southfield
Primary:  512k

EDS Link Lines Troy
Primary:  T1

EDS Link Lines EDS Auburn Hills IPC
Primary:  T1

EDS Link Lines Buffalo
Primary:  T1
Secondary: T1

EDS Link Lines Detroit
Primary:  T1
Secondary: T1

EDS Link Lines Rochester Hills
Primary:  T1
Secondary: T1

EDS Link Lines Three Rivers
Primary:  T1
Secondary: T1

EDS Link Lines Tonawanda
Primary:  T1
Secondary: T1

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 54

Legacy Data Circuits

Detroit
FDDA477657                 19.2kb
FDEC839265                 19.2kb
FDDA645035                 19.2kb
L171095                    19.2kb
Three Rivers
WZ398044                   56kb

Western New York
WZ397901                   19.2kb
40LGGS282851               19.2kb
WZ508975                   56kb
WZ455386                   19.2kb

Rochester Hills
WZ.523533..wtl             56kb
40.xegl.005578.001.NY      19.2kb
DSO.215084..USP            512kb
 .XCGS.300001..MB           19.2kb

Tonawanda
WZ397946            9.6kb

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 55

Exhibit F:  Customer Care Service Metrics

------------------------------------------------------ ------------------------
Customer Care Center
------------------------------------------------------ ------------------------
Hours of Service 6 a.m. - 6 p.m. Monday - Friday
------------------------------------------------------ ------------------------
Measurement                                            Metrics
------------------------------------------------------ ------------------------
Average Answer Time                                    Less than four rings
------------------------------------------------------ ------------------------
Total Calls Placed On Hold                             Less than 10%
------------------------------------------------------ ------------------------
Maximum Time Placed On Hold                            95% less than 2 minutes
------------------------------------------------------ ------------------------
Abandoned Calls                                        Less than 2 %
------------------------------------------------------ ------------------------
Averaged Resolved at Level 1 (CCC)                     Greater than 75 %
------------------------------------------------------ ------------------------
Average Resolved At Level 2 (Support Personnel)        Greater than 15 %
------------------------------------------------------ ------------------------

Average Resolved At Level 3 (Support Personnel
 and Suppliers)                                        5 % to 10 %
------------------------------------------------------ ------------------------
Percent Unresolved (Older Than 5 Days)                 Less Than 3 %
------------------------------------------------------ ------------------------
Add New Network or Modem Accounts                      Less than 8 hours after
                                                       approval
------------------------------------------------------ ------------------------
Level 1 Resolution Times:
------------------------------------------------------ ------------------------
    Less Than 1 Hour                                   97 %
------------------------------------------------------ ------------------------
    Less Than 4 Hours                                  99 %
------------------------------------------------------ ------------------------
Level 2 Resolution Times
------------------------------------------------------ ------------------------
     Less Than 8 Business Hours                        98%
------------------------------------------------------ ------------------------
Level 3 Resolution Times
------------------------------------------------------ ------------------------
     Less Than 4 Hours                                 50 %
------------------------------------------------------ ------------------------
     Less Than 8 Hours                                 75 %
------------------------------------------------------ ------------------------
     Less Than 2 Days                                  98 %
------------------------------------------------------ ------------------------
     Non Business Hours Response                       15 minutes
------------------------------------------------------ ------------------------
     Business hours password resets                    30 minutes
------------------------------------------------------ ------------------------
* Note:  Times are from calls received
------------------------------------------------------ ------------------------

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 56

Exhibit G: Description of Non-Legacy Applications

American Axle & Manufacturing Payroll System (AAMPS) - This system is a software product of InPower, Inc. that has been heavily modified for AAM's use. It provides for support of AAM's human resources processing and includes both hourly and salary payroll processing capability including compensation, and interfaces to 7 specific third party administrators (TPAs) that track and administer AAM benefits.

HR Pay uses the ORACLE DBMS on a UNIX server.

Action Planning System - (APS) This system is a project management tool used for local Three Rivers plant projects. It uses the AAM Four Square project tracking methodology to track projects through the Investigate, cancel, Go, Complete status. APS automates the manual spreadsheets formerly used for these activities.

American Axle & Manufacturing Time Keeping System (AAMTS) - This system and associated reporting sub-systems are drawn from the General Motors Time Keeping System (GMTKS) which was modified to meet AAM needs and authorized for AAM use. It collects the rings of AAM factory workers and passes this information to HR Pay for hourly payroll generation.

Automated Guided Vehicle System (AGVS) - The AGVS is a material handling system for hotformer components. Automated guided vehicles carry part containers from four hotformers to fast and/or slow cool down areas, then to a slow cool down area, and finally to one of two Computer Aided Vision Inspection (CAVI) stations.

Computer Aided Design (CAD/CAM) - This is accomplished at AAM using two software vehicles:

     o AutoCAD - Auto CAD is PC based CAD software used by the manufacturing engineering staff to support plant layout and electrical design, etc., applications.

     o Unigraphics - A CAD software product that supports an integrated design, engineering, and manufacturing process. Unigraphics provides for the creation of 2D and 3D drawings and engineering designs for dies and fixtures used in the manufacturing process.

     o EDS*DNC (Distributed Numerical Control) - This system provides file management, user, and machine interface functionality on the plant floor. Numerical Control (NC) files are downloaded from the CAD/CAM workstation to a PC on the factory floor via an Ethernet network. NC files are ultimately downloaded to a NC machine where parts or dies are machined.

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 57

Crystal Reporting - This is a software product of InPower, Inc. Crystal Reporting supports AAM associates in the creation of ad hoc reports related to HR Pay.

Enterprise Resource Planning - Financial - This is an ORACLE applications based system providing support for:

     o    General Ledger
     o    Accounts Payable
     o    Accounts Receivable
     o    Project Accounting
     o    Fixed Assets

The application uses the ORACLE Database Management System (DBMS) on a UNIX server.

Enterprise Resource Planning - Manufacturing - This system is comprehensive in scope. It provides potential for very sophisticated support of:

     o    Order entry/shipping
     o    Purchasing/Receiving
     o    Cost
     o    Work in Process
     o    Planning and Scheduling
     o    Bill of Material and Routing
     o    Inventory

The application uses the ORACLE (DBMS) on a UNIX server.

Labor Distribution System - (LDS) - This system accesses the clock card time of the AAM hourly rated associates, compares this to routed labor for the same period and calculates labor efficiencies for each department. In addition, LDS interfaces with the General Ledger posting gross wages, net wages, accruals and reversals. LDS also calculates cost of goods sold.

Manifest Build System - This system was designed to error-proof axle assemblies by providing visual instructions to the assembly operators. The system is a combination of PC hardware, software, barcode technology, model build information and work procedures. It produces a manifest tag which contains build information for assemblies in Plants 2 and 3. The tag is attached to the axle and identifies the proper sub-assemblies and components required to build a particular axle. The manifest is retained and can be used for accountability or manual traceability.


[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 58

Material Quality Control System (MQC) - This system is used at the Tonawanda plant to monitor steel used in the hot forming process. Material is recorded and tracked through the hot forming process.

MIS STAFF - This is not, properly speaking, a system, but is, rather, a convenient means to account for EDS Services that are not performed directly in support of computer systems. The MIS STAFF category represents the MIS function at AAM and is, as indicated in Exhibits G and I, the beneficiary of management and clerical Services performed by EDS on behalf of AAM.

Product Information Management System (PIM) -This system provides an electronic engineering release system for AAM. It manages the relationships between CAD files, Engineering notices, and bills of material. It replaces historic "blueprint rooms" by means of an electronic vaulting capability. PIM allows on-line access to common engineering data for authorized associates from any AAM location. The application uses the ORACLE Database Management System (DBMS) on a UNIX server.

Slug Welder Verification System (Verification)- This system is used at the Detroit Axle plant to verify that only scheduled axles are built and that these are assembled using the correct tubes and third members. Baskets of tubes are bar-coded as are third members. The system does the verification against specifications and schedules.

Telesis Marking System (Telesis) - The system was designed to produce a dot matrix mark on the axle tube at the final axle assembly operation. The axle tube marker identifies the model, plant location, Julian date, military time and, axle serial number. It provides a permanent identification of each axle for traceability.

Trace - This is a system that records the date and time that certain axle assemblies and sub assemblies were processed through the Detroit gear plant. The system is intended to allow AAM to pinpoint time and location of quality problems so that analysis can be properly focused and remedies more speedily obtained.

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 59

Exhibit H: EDS Services for Non-Legacy Applications


-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
                                                                                  M
                                                                                  A
                                                                                  N                      V
                                                              C   E               I                      E
                                                              R   R               F                      R
                                                              Y   P               E   M                  I
                                                              S       E           S   I                  F
                                                              T   F   R   H       T   S          T       I
                                                              A   I   P   R                      E       C
                                              A               L   N               B   S          L   T   A
                                              A   A               A   M   P       U   T          E   R   T
                                              M   G   A   C   R   N   F   A   L   I   A   M  P   S   A   I
                                              T   V   P   A   P   C   G   Y   D   L   F   Q  I   I   C   O
                                              S   S   S   D   T   E   *   *   S   D   F   C  M   S   E   N
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
Applications Support Services
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Production Support Services
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Application Code Correction              x   x   x   x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Application Documentation                x   x   x   x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Application Enhancements                         x   x   x   x   x   x   x               x   x   x   x
------------------------------------------ --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Application Performance Monitoring       x   x       x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Application Problem Analysis             x   x   x   x   x   x   x   x               x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Application Security                     x   x       x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Job Restart                              x   x   x   x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Data Management Services
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Database Maintenance                     x   x   x   x       x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Software Update Installation                     x   x   x   x   x   x               x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Change Management Services
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
    Change Management                        x   x   x   x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
Operations Services
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

  Computer Operations                        x   x       x   x   x   x   x   x           x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Change Control                             x   x   x   x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Coordination of  IT For Engineering                    x                                   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Data Communications Network                x   x   x   x   x   x   x   x   x           x   x   x   x   x
  Maintenance
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Desktop Environment Maintenance            x   x   x   x   x   x   x   x   x           x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Disaster Recovery Procedures               x   x   x   x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Enforce Security                           x   x   x   x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  First Level Customer Support               x   x   x   x   x   x   x   x   x           x   x   x   x   x
------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

     * ERP Manufacturing Support Services will commence on August 1, 1998. HR/Payroll support services will commence on June 1, 1998.

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 60

-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
                                                                                  M
                                                                                  A
                                                                                  N                      V
                                                              C                   I                      E
                                                              R                   F                      R
                                                              Y                   E   M                  I
                                                              S                   S   I                  F
                                                              T                   T   S          T       I
                                                              A           H                      E       C
                                              A               L           R       B   S          L   T   A
                                              A   A               E   E           U   T          E   R   T
                                              M   G   A   C   R   R   R   P   L   I   A   M  P   S   A   I
                                              T   V   P   A   P   P   P   A   D   L   F   Q  I   I   C   O
                                              S   S   S   D   T   1   2   Y   S   D   F   C  M   S   E   N
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
IT Asset Tracking                                                                    x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  IT Direction Consulting                    x   x   x   x       x   x   x               x   x       x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  IT Management                                                                      x

-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  IT Planning                                                                        x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  IT Status Reporting                                                                x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  IT Supplier Management                                                             x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Markup and Rebill                                                                  x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Model Office                                       x   x   x   x   x   x               x   x       x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Monitor CSRs                                                                       x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Monitor Job Execution                          x           x   x   x   x   x           x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Plant Floor Support                        x   x                                       x           x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Production Job Backup and Recovery         x   x   x   x   x   x   x   x   x           x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Production Job Scheduling                      x       x   x   x   x   x   x               x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Proposal Development                       x   x   x   x   x   x   x   x   x   x   x   x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---
  Special Requests                           x   x   x   x   x   x   x   x   x       x   x   x   x   x   x
-------------------------------------------- --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ---

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 61

Exhibit I:  Description of Legacy Applications

Corporate Planning System (CPS) - This system provides data from a GM IMS planning database. CPS provides AAM with GM projected sales volumes for car and truck lines by model year. The planning horizon for the forecasted volumes is typically for six months or more. This information is not provided to AAM by any other means. AAM generates reports and populates planing spreadsheets with a subset of this data.

Detroit Stacker System - The plant 2 stackers are computer controlled auto-storage and retrieval systems capable of storing 3,000 pallets of incoming materials. The computer hardware platform consists of DEC PDP-11/34 mini computers, RSX software operating system and Clark applications software.

Mainsaver Maintenance System (Mainsaver) - This system is used to support the maintenance departments. It manages the spare parts inventories needed to maintain machine tool and equipment. Mainsaver retains history of all equipment downtime. Cost of repairs for material, labor and contractors is maintained and a variety of reports are available.

MIS STAFF - This is not, properly speaking, a system, but is, rather, a convenient means to account for EDS Services that are not performed directly in support of computer systems. The MIS STAFF category represents the MIS function at AAM and is, as indicated in Exhibits G and I, the beneficiary of management and clerical Services performed by EDS on behalf of AAM.

On-line Indirect Material Purchasing Inventory Control (Olimpic) - This comprehensive General Motors system manages the purchase, receipt, dispersal, and inventory for indirect materials. Inventories are kept at the plant/crib level. The system access corporate part catalogs and corporate supplier contracts. Spot buys by plants are allowed when business conditions warrant. Transactions are interfaced with financial systems as appropriate. Management and operating reports are available in a wide variety.

Production Scheduling Inventory Control (PSIC) - This mainframe-based GM system manages supplier sources, order processing, production planning, daily production scheduling, supplier scheduling, shipping, scrap reporting, receiving, consignments, annual physical inventories, stock analysis, product specifications, financial interfaces, and product cost information. A variety of management and operating, on-line, and batch reporting is available.

Purchasing (PU) - This system was created for use by Saginaw Division of GM. It provides functional support for all aspects of direct materials purchasing.


Simplex Proprietary Fire and Watch System (Simplex) - The system provides notification of device status changes to the security officer located at the plant 56 command center. Water sprinkler systems, smoke detectors and transformer oil temperatures are examples of devices monitored by the system. Incorporated within the Fire & Watch are fire phone communications and fire horns.

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 62

Exhibit J:  Description of Services for Legacy Applications

-------------------------------------------------- -- --- --- --- --- --- --- -
                                                       D
                                                       E
                                                       T
                                                           M   M
                                                       S   A   I
                                                       T   I   S   O          S
                                                       A   N       L          I
                                                       C   S   S   I          M
                                                       K   A   T   M   P      P
                                                   C   E   V   A   P   S      L
                                                   P   R   E   F   I   I   P  E
                                                   S   S   R   F   C   C   U  X
-------------------------------------------------- -- --- --- --- --- --- --- -
Application Support Services
-------------------------------------------------- -- --- --- --- --- --- --- -
  Production Support Services
-------------------------------------------------- -- --- --- --- --- --- --- -
   Application Code Correction                     x      x       x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
   Application Documentation                       x  x           x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
   Application Problem Analysis                    x      x       x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
   Application security                            x              x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
   Job Restart                                     x      x       x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Change Management Services
-------------------------------------------------- -- --- --- --- --- --- --- -
   Change Management                               x  x   x       x   x       x
-------------------------------------------------- -- --- --- --- --- --- --- -
Operations Services
-------------------------------------------------- -- --- --- --- --- --- --- -
  Change Control                                   x  x   x       x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Computer Operations                                             x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Data Communications Maintenance                  x  x   x       x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Data Communications Network Maintenance          x  x   x       x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Desktop Environment Maintenance                  x      x       x   x       x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Disaster Recovery Procedures                     x  x   x       x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Enforce Security                                 x      x       x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  First Level Customer Support                     x  x   x       x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -

  IT Asset Tracking                                           x
-------------------------------------------------- -- --- --- --- --- --- --- -
  IT Management                                               x
-------------------------------------------------- -- --- --- --- --- --- --- -
  IT Status Reporting                                         x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Markup and Rebill                                           x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Model Office                                     x  x   x       x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Monitor CSRs                                                x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Monitor Job Execution                            x      x           x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Plant Floor Support                                 x   x                   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Production Job Backup and Recovery               x  x   x       x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Production Job Scheduling                        x              x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -
  Special Requests                                 x  x   x   x   x   x   x   x
-------------------------------------------------- -- --- --- --- --- --- --- -

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 63

Exhibit K.  EDS Price per Legacy System

-------------------------------------------------- ------------------------
Legacy System Name                                       Monthly Price
-------------------------------------------------- ------------------------
Corporate Planning System (CPS)                            $ 1,448.
-------------------------------------------------- ------------------------
Detroit Stacker System                                       $ 734.
-------------------------------------------------- ------------------------
Simplex Fire and Watch System                              $ 2,895.
-------------------------------------------------- ------------------------
Mainsaver Maintenance System (Mainsaver)                   $ 7,238.
-------------------------------------------------- ------------------------
OLIMPIC                                                   $ 23,741.
-------------------------------------------------- ------------------------
PSIC                                                     $ 100,898.
-------------------------------------------------- ------------------------
PU                                                           $ 869.
-------------------------------------------------- ------------------------
Total                                                     $137,823.
-------------------------------------------------- ------------------------


[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 64

Exhibit L.  Items Agreed to be Jointly Developed During First 90 Days
            of Agreement

o    Written change control procedures

o    Any additional metrics required

o    All monthly reports required to determine compliance with metrics

o    A written escalation process if metrics are not met

o A schedule of all AAM and EDS and third party software with owner identified

o    A schedule of all AAM and EDS hardware with owner identified

o Documented roles and responsibilities of AAM and EDS leadership for this agreement

o    A list of third party subcontractors and suppliers as referenced in
     Section 6.1 (f) of the Agreement

o    Organization charts of AAM and EDS with names, functions, and locations

[AAM LOGO]                                                          [EDS LOGO]

March 1, 1998                 EDS Private                             Page 65

Schedule 3.3

                           Telecommunications Services

1. Telecommunications Services. Following the Effective Date, EDS will provide to AAM the following Telecommunications Services to AAM's Buffalo Gear facility:

     (a) General. EDS will acquire, implement and administratively support on AAM's behalf local access, outbound long distance calling, and General Motors 8-Line calling services from AT&T or such other third party long distance carrier, local exchange carrier, Post Telephone and Telegraph administration (for international services) or other vendor (in any case, the "Vendor") from which EDS may purchase services from time to time to pass through to AAM and other EDS customers as Telecommunications Services. EDS will work with AAM and the Vendor to develop a plan to implement the Telecommunications Services.

     (b) Billing Administration. EDS will provide to AAM, on a monthly basis, a consolidated bill of rated call detail containing the following information: date and time of call; duration; destination (both number and location); cost and rate classification; and total per AAM location.

     (c) Management Assistance. EDS will provide up to one person on-site at the AAM Buffalo Gear facility to coordinate with the Vendor regarding billing inquiries by AAM in connection with its use of the Telecommunications Services. In addition, EDS will facilitate all moves, adds and changes ("MAC") work reasonably required by AAM, which may include changing telephones and features, installing new telephone sets and lines, moving telephones internally and removing or disconnecting telephones.

2. Quality, Performance and Remedies. EDS makes no representation or warranty with respect to the quality of the Telecommunications Services made available to it by the Vendor and passed through to AAM pursuant to this
     Schedule 3.3. AAM's remedies for any service problems with respect to the Telecommunications Services will be the remedies set forth in the applicable tariff, regulations or agreement with the Vendor, which, in most situations, will consist of monetary credits for lost service. EDS' sole responsibility in this regard will be to assist AAM in the proper reporting of any service problems and to pass through to AAM any credits received from the Vendor as a result of such problems.

3. AAM's Responsibilities. In connection with AAM's use of the Telecommunications Services, AAM will have the following responsibilities:

     (a) Agency. Within 10 days of the Effective Date, AAM will provide a letter of agency in form and substance reasonably satisfactory to EDS and the Vendor designating the right of EDS or the Vendor to act as agent for AAM with respect to all matters related to obtaining the Telecommunications Services from the Vendor. AAM agrees to do, or cause to be done, all such further acts and to execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such further documentation (including billing transfer letters) as EDS may reasonably request in connection with AAM's use of the Telecommunications Services. AAM acknowledges that EDS' performance of its obligations under this Schedule 3.3, and the timing of such performance, are dependent upon EDS' ability to acquire the Telecommunications Services from the Vendor on terms that will allow the Telecommunications Services to be passed through to AAM in the manner contemplated hereby.

     (b) Use of the Telecommunications Services. AAM will be responsible for all authorized and unauthorized use of the Telecommunications Services and for complying with all obligations that are applicable to AAM and are set forth in any tariff, regulation or agreement with the Vendor. In particular, AAM will be responsible for the protection of all transmission facilities from unauthorized access, for the selection of the appropriate access control products or services and for the proper use of such products or services.

     (c) Telecommunications Equipment. AAM will provide all telecommunications equipment and related services that are required at all AAM locations to which the Telecommunications Services will be provided pursuant to this Schedule 3.3 (the "Telecommunications Equipment"). AAM will be responsible for the operation and maintenance of the Telecommunications Equipment, including any transfers, modifications or adjustments of the Telecommunications Equipment or any configurations thereof. In addition, AAM will be responsible for any termination or other liabilities under any supplier contracts the services under which will be replaced by the Telecommunications Services as well as for any deinstallation activities that are required before performance of the Telecommunications Services can begin.

     (d) Billing Administration. AAM will be responsible for any internal billing and collections within AAM or among AAM affiliates of all amounts invoiced to AAM for the Telecommunications Services.

     (e) Other Services. AAM will continue to be responsible for all telecommunications and related services provided by suppliers directly to AAM, including any obligations that AAM may have under its contracts with such suppliers.

4. Telecommunications Indemnification. Subject to Sections 12.1(f) and 12.2 of this Agreement, AAM agrees to indemnify and defend EDS and hold EDS harmless from any and all Losses arising out of, under or in connection with any claims relating to (i) the abuse or fraudulent use of the Telecommunications Services or (ii) any information, data or message transmitted over the network by AAM that constitutes libel, slander, infringement of copyright, invasion of privacy, violation of trans-border data flow regulations or alteration of private records or data.

5. Termination. If, during the term of this Agreement, AAM desires to terminate the Telecommunications Services, AAM will have the option to do so by so notifying EDS. However, any such termination will be subject to
     (i) such notice and other requirements that are imposed by the Vendor or are otherwise necessary for the orderly termination and transition of the Telecommunications Services and the arrangement by AAM for substitute service and (ii) AAM's payment of, or reimbursement to EDS for, any charges incurred by EDS on account of such termination and transition.

6.   Regulatory Requirements.

     (a) The Parties expressly acknowledge that this Schedule 3.3 has been negotiated, and the Telecommunications Services have been uniquely customized, to satisfy the special requirements of AAM. The Telecommunications Services are private services and are not common carrier services.

     (b) If the Vendor, in its sole discretion, amends or withdraws a tariff covering the Telecommunications Services which materially alters or invalidates this Schedule 3.3, EDS will have the option to (i) negotiate modifications to this Schedule 3.3 with AAM or (ii) terminate this Schedule 3.3, in whole or in part, by giving AAM at least 30 days' prior notice of the nature and effective date of such termination and provide to AAM a pro-rata refund of any prepaid charges, subject to any limitations set forth in this Agreement.

     (c) In no event will EDS have any liability to AAM as a result of (i) any regulatory requirements imposed by any agency of the United States government, state or local governments or applicable foreign government on a Vendor or (ii) any independent actions that a Vendor may undertake which alter the terms, conditions or methodology for providing the Telecommunications Services or render the provision of the Telecommunications Services unlawful.

Schedule 3.4



                                 Service Levels





                                 (If applicable)

Schedule 9.1



                                     Charges

1.   Monthly Charges.: Commencing on the Effective Date: $1,131,785.00

              ERP Manufacturing Support. Commencing on August 1, 1998, $816,930.00 will be added to the Monthly Charge for ERP Manufacturing Support Services as described in Schedule 3.2.

              HR/Payroll Support. Commencing June 1, 1999, $153,090.00 will be added to the Monthly Charges for HR/Payroll Support Services as described in Schedule 3.2.

              Legacy System Reduction. Commencing thirty (30) days after the date of written notice from AAM to EDS directing EDS to discontinue support for the Legacy Systems, the Monthly Charge will be reduced by the associated charge by system as described in
              Schedule 3.2.

2. Variable Voice and Data Charges (Charges for Telecommunications Services). In addition to the Monthly Charges, for all Data Center (IPACS) voice and data telecommunications resources and services provided by EDS to AAM under this Agreement, AAM shall pay EDS on a monthly usage basis at the then-current EDS commercial rates for such resources and services. EDS will provide AAM with thirty (30) days notice of any change in EDS commercial rates. As of the Effective Date, based on previous usage volumes by FDF/AAM, EDS estimates that the monthly variable charges will average approximately $290,000. EDS anticipates that variable charges will gradually decrease as systems are migrated from the IPC data center environment to the local client/server environment.

3. Desktop Support Charges. For support of the Desktop environment as outlined in Schedule 3.2, AAM will be pay a variable charge per desktop unit based on the rate schedule below. As of the Effective Date, there are 2,175 desktops being supported by EDS.

             Desktop Units           Monthly Charge per Desktop

             Below 1,400             $200

             1,401 - 1,600           $165.50

             1,601 - 1,800           $163.50


             1,801 - 2,000           $161.50

             2,001 - 2,175           $159.50

             2,175 - 2,300           $157.75

             2,301 - 2,500           $156

             2,501 - 2,700           $154

             2,701 - 2,900           $152

             2,901 - 3,100           $150

             3,101 - 3,300           $148

             3,301 - 3,500           $146

             Above 3,500             $144


All Charges do not include, and are subject to, applicable taxes, inflation adjustment and expenses.

Schedule 13.8

                                     Notices


In the case of EDS:                         with a copy to :


Electronic Data Systems Corporation         Electronic Data Systems Corporation
5400 Legacy Drive                           1840 Holbrook Avenue
Plano, Texas 75024-3105                     Detroit, Michigan 48212-3488
Attention:  General Counsel                 Attention:  Account Executive




In the case of AAM:                         with a copy to:


American Axle & Manufacturing, Inc.         American Axle & Manufacturing, Inc.
1840 Holbrook Avenue                        1840 Holbrook Avenue
Detroit, Michigan 48212-3488                Detroit, Michigan 48212-3488
Attention: Vice President, CIO              Attention: General Counsel